UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

31 March

2018

Nuveen Equity Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	—	NSGIX
Nuveen Symphony Low Volatility Equity Fund	NOPAX	NOPCX	—	NOPFX	NOPRX

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Table

of Contents

3

Chairman’s Letter to Shareholders

Dear Shareholders,

After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. As interest rates have moved off of historic lows and inflation has ticked higher, the economy’s ability to withstand tighter financial conditions is hard to predict. At the same time, there are concerns that the newly enacted tax reform could overheat the economy. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.

Growth forecasts for the world’s major economies remain expansionary, although some indicators have pointed to slower momentum this year. Moreover, inflationary pressures and tightening financial conditions could become headwinds, and trade policy and geopolitics remain uncertain. A trade war has implications for both the supply and demand sides of the economy, which complicates the outlook for businesses, consumers and the economy as a whole.

While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.

Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 21, 2018

4

Portfolio Managers’ Comments

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Low Volatility Equity Fund

These Funds feature portfolio management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen, LLC. Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer, Ross Sakamoto, CFA, and Marc Snyder manage the Funds.

During February 2018, the Board of Trustees of Nuveen Investment Trust II approved the reorganization of Nuveen Symphony Large Cap Growth Fund into Nuveen Large Cap Growth Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen Symphony Large Cap Growth Fund. If the requisite shareholder approval is received, the reorganization is expected to be completed in August 2018.

During April 2018 (subsequent to the close of the reporting period), the Board of Trustees of Nuveen Investment Trust II approved the reorganization of Nuveen Symphony Low Volatility Equity Fund into Nuveen Santa Barbara Dividend Growth Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen Symphony Low Volatility Equity Fund. If the requisite shareholder approval is received, the reorganization is expected to be completed in August 2018.

Here the portfolio managers discuss key investment strategies and performance of the Funds for the six-month reporting period ended March 31, 2018.

How did the Funds perform during the six-month reporting period ended March 31, 2018?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended March 31, 2018. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper average. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2018?

Nuveen Symphony Large-Cap Growth Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Growth Index but underperformed the Lipper Large-Cap Growth Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell 1000® Growth Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. Seeking to provide consistent long-term outperformance, the Fund utilizes a multi-faceted process. The portfolio invests in high quality companies with strong growth potential and attractive valuations, seeking to maximize upside potential while maintaining a style-pure risk profile. Security level risks are monitored by sector-focused analysts and portfolio managers who will typically sell a security when its risk/return profile becomes unattractive on a relative basis.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Portfolio Managers’ Comments (continued)

During the reporting period, stock selection in the consumer staples, financials and health care sectors contributed positively to relative performance. Consumer discretionary holding and e-commerce leader, Amazon.com, Inc., was the strongest positive contributing stock to relative performance. The company continues to disrupt the traditional retail brick-and-mortar model as consumers continue to increase their online spending. Also contributing to performance was information technology holding, Adobe Systems Incorporated. The software company delivered strong results during the reporting period, aided by customer migration to online subscriptions. Lastly, our information technology holding in Red Hat, Inc. contributed to performance. The high quality, defensive infrastructure software company has strong growth projections and we believe the fundamentals are sound as it will benefit from the cloud computing trend. Despite these positives, we sold out of the position as the stock had reached its target price.

Stock selection in the consumer discretionary and information technology sectors negatively impacted the Fund’s relative performance during the reporting period. Health care holdings Celgene Corporation was the Fund’s largest single detractor for the reporting period. The biotechnology firm underperformed following disappointing results in its product pipeline, specifically a decision to abandon testing a drug to treat Crohn’s disease and management’s more conservative long-term outlook. We continue to hold Celgene Corporation. Additionally, consumer discretionary holding Lions Gate Entertainment Corporation detracted from performance. While the company beat expectations and announced it would resume its cash dividend, the company also reported that the growth expected for 2019 would come in 2020 instead and emphasized that 2019 would be an investment year which caused the stock to decline. Lastly, materials sector holding FMC Corporation detracted from performance. The stock performed exceptionally well in 2017, but sold off early in the first quarter of 2018. As one of the largest lithium producers, the stock sold off after a bearish market forecast for the two lithium commodities, lithium carbonate and lithium hydroxide.

Nuveen Symphony Low Volatility Equity Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the Lipper Multi-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to produce long-term returns superior to the market with lower absolute volatility than the broad equity market. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with varying market capitalizations.

The Fund is constructed of primarily large-capitalization stocks and targets 10% less volatility than the Russell 1000® Index. The Fund invests in high and low beta stocks across cyclical and defensive sectors, in contrast to other low volatility strategies that focus primarily on defensive sectors and stocks. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.

During the reporting period, we maintained lower volatility in the Fund, in part, by slightly underweighting the energy sector and overweighting the industrials and financials sectors. Individual holdings within the industrials, financials and consumer discretionary sectors contributed positively to relative performance versus the Russell 1000® Index.

Several individual holdings also contributed to performance. Consumer discretionary holding and e-commerce leader, Amazon.com, Inc., was the strongest positive contributing stock to relative performance. The company continues to disrupt the traditional retail brick-and-mortar model as consumers continue to increase their online spending. A position in Westlake Chemical Corporation also positively contributed to performance. The company manufactures and markets basic chemicals, vinyls, polymers and fabricated building products. During the reporting period, Westlake posted record profit and sales as the petrochemical company continues to expand. Lastly, contributing to performance was information technology holding PayPal Holdings, Inc. The company beat on earnings per share and revenue expectations for its fiscal third quarter 2017. The company continues to position itself well by adding new accounts and reporting accelerated revenue growth. We have sold our holdings in PayPal.

Stock selection and an overweight in the Fund’s health care sector negatively impacted performance during the reporting period. Real estate holding CyrusOne Inc. detracted from performance. The global data center real estate and investment trust (REIT) underperformed as the REIT sector sold off as investor sentiment weakened during the reporting period on valuation concerns. We have sold our holdings in CyrusOne regarding concerns about new supply and expectations for higher rates. Health care sector holding Celgene Corporation was another detractor for the reporting period. The biotechnology firm underperformed following disappointing results in its product pipeline, specifically a decision to abandon testing a drug to treat Crohn’s disease and management’s more conservative long-term outlook. We sold our holdings in Celgene Corporation during the reporting period. Lastly, consumer discretionary holding Kraft Heinz Company detracted from performance. The stock was down sharply after the company missed on both earnings and revenue estimates for the fourth quarter 2017.

6

Risk Considerations

Nuveen Symphony Large-Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as investment focus (growth style) risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Low Volatility Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s stated investment objectives will be achieved. Equity investments, such as those held by the Fund, may decline significantly in price over short or extended periods of time. Therefore, even if the Fund is able to maintain a portfolio with lower volatility than the broad equity market, the Fund’s returns and the value of the Fund’s shares will be volatile.

7

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8

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Funds shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7-Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

9

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	9.41%	20.92%	14.00%	11.15%
Class A Shares at maximum Offering Price	3.12%	13.96%	12.66%	10.49%
Russell 1000® Growth Index	9.39%	21.25%	15.53%	11.34%
Lipper Large-Cap Growth Funds Classification Average	9.69%	22.08%	14.44%	10.03%

Class C Shares	8.99%	20.01%	13.16%	10.33%
Class I Shares	9.54%	21.22%	14.29%	11.42%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	9.30%	20.64%	13.73%	14.57%

Since inception returns for Class R3 Shares are from 9/29/09. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.13%	1.88%	1.38%	0.88%

10

Nuveen Symphony Low Volatility Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.36%	15.57%	12.22%	9.24%
Class A Shares at maximum Offering Price	1.17%	8.93%	10.89%	8.59%
Russell 1000® Index	5.85%	13.98%	13.17%	9.61%
S&P 500® Index	5.84%	13.99%	13.31%	9.49%
Lipper Multi-Cap Core Funds Classification Average	5.06%	12.48%	11.22%	8.20%

Class C Shares	6.96%	14.71%	11.38%	8.42%
Class I Shares	7.49%	15.85%	12.49%	9.51%

	Cumulative		Average Annual
	6-Month		1-Year	Since Inception
Class R6 Shares	7.51%		15.98%	13.16%

Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.22%	1.97%	0.87%	0.97%
Net Expense Ratios	1.01%	1.76%	0.66%	0.76%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.78% (1.45% after July 31, 2019) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2019, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

11

Holding Summaries    as of March 31, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Symphony Large-Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.9%
Investment Companies	0.3%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	12.9%
Internet Software & Services	8.8%
IT Services	6.3%
Internet & Direct Marketing Retail	5.2%
Health Care Equipment & Supplies	4.7%
Technology Hardware, Storage & Peripherals	4.5%
Hotels, Restaurants & Leisure	4.4%
Aerospace & Defense	4.3%
Semiconductors & Semiconductor Equipment	3.8%
Machinery	3.6%
Chemicals	3.5%
Media	3.2%
Biotechnology	3.2%
Health Care Providers & Services	3.0%
Specialty Retail	3.0%
Insurance	2.9%
Road & Rail	2.3%
Food Products	1.7%
Other	18.6%
Investment Companies	0.3%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Microsoft Corporation	6.5%
Alphabet Inc., Class A	5.5%
Amazon.com, Inc.	5.2%
Apple, Inc.	4.5%
Facebook Inc., Class A Shares	2.7%

12

Nuveen Symphony Low Volatility Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	100.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	8.7%
IT Services	8.6%
Banks	7.6%
Insurance	7.3%
Health Care Equipment & Supplies	6.9%
Chemicals	4.2%
Commercial Services & Supplies	4.0%
Internet & Direct Marketing Retail	3.6%
Hotels, Restaurants & Leisure	3.6%
Equity Real Estate Investment Trusts	3.2%
Semiconductors & Semiconductor Equipment	3.1%
Internet Software & Services	2.9%
Aerospace & Defense	2.8%
Machinery	2.7%
Road & Rail	2.6%
Biotechnology	2.6%
Pharmaceuticals	2.6%
Health Care Providers & Services	2.5%
Food Products	2.4%
Other	18.2%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Amazon.com, Inc.	3.6%
Microsoft Corporation	3.5%
JP Morgan Chase & Co.	2.4%
Johnson & Johnson	2.3%
Visa Inc.	2.3%

13

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2018.

The beginning of the period is October 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Large-Cap Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,094.10	$1,089.90	$1,093.00	$1,095.40
Expenses Incurred During the Period	$5.80	$9.69	$7.10	$4.49
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.40	$1,015.66	$1,018.15	$1,020.64
Expenses Incurred During the Period	$5.59	$9.35	$6.84	$4.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.86%, 1.36% and 0.86% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

14

Nuveen Symphony Low Volatility Equity Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,073.60	$1,069.60	$1,075.10	$1,074.90
Expenses Incurred During the Period	$5.22	$9.08	$3.41	$3.93
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.90	$1,016.16	$1,021.64	$1,021.14
Expenses Incurred During the Period	$5.09	$8.85	$3.33	$3.83

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.01%, 1.76%, 0.66% and 0.76% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

15

Nuveen Symphony Large-Cap Growth Fund

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 99.9%

	Aerospace & Defense – 4.3%

10,131	Boeing Company	$3,321,752

5,554	Huntington Ingalls Industries Inc.	1,431,599

4,635	Lockheed Martin Corporation	1,566,306
	Total Aerospace & Defense	6,319,657

	Air Freight & Logistics – 0.9%

5,293	FedEx Corporation	1,270,902

	Auto Components – 0.2%

1,606	Lear Corporation	298,861

	Banks – 0.5%

3,119	SVB Financial Group, (2)	748,591

	Beverages – 0.3%

2,014	Constellation Brands, Inc., Class A	459,031

	Biotechnology – 3.2%

16,345	AbbVie Inc.	1,547,054

2,175	Biogen Inc., (2)	595,559

2,653	BioMarin Pharmaceutical Inc., (2)	215,079

8,537	Celgene Corporation, (2)	761,586

9,889	Gilead Sciences, Inc.	745,532

4,399	Vertex Pharmaceuticals Inc., (2)	716,949
	Total Biotechnology	4,581,759

	Building Products – 0.8%

29,348	Masco Corporation	1,186,833

	Capital Markets – 1.7%

13,895	Charles Schwab Corporation	725,597

13,433	Intercontinental Exchange Group, Inc.	974,161

4,763	MSCI Inc., Class A Shares	711,926
	Total Capital Markets	2,411,684

	Chemicals – 3.5%

17,708	DowDuPont, Inc.	1,128,177

12,938	FMC Corporation	990,663

13,755	Huntsman Corporation	402,334

8,106	Praxair, Inc.	1,169,696

16

Shares	Description (1)	Value

	Chemicals (continued)

12,897	Westlake Chemical Corporation	$1,433,502
	Total Chemicals	5,124,372

	Commercial Services & Supplies – 1.4%

5,093	Cintas Corporation	868,764

14,053	Waste Management, Inc.	1,182,138
	Total Commercial Services & Supplies	2,050,902

	Communications Equipment – 0.5%

4,138	Palo Alto Networks, Incorporated, (2)	751,130

	Construction Materials – 0.8%

11,205	Eagle Materials Inc.	1,154,675

	Diversified Financial Services – 0.8%

22,239	Voya Financial Inc.	1,123,070

	Electric Utilities – 0.5%

4,180	NextEra Energy Inc.	682,719

	Electrical Equipment – 0.9%

7,494	Rockwell Automation, Inc.	1,305,455

	Electronic Equipment, Instruments & Components – 0.8%

32,638	Trimble Navigation Limited, (2)	1,171,051

	Equity Real Estate Investment Trusts – 1.4%

6,389	American Tower Corporation, REIT	928,577

2,737	Equinix Inc.	1,144,449
	Total Equity Real Estate Investment Trusts	2,073,026

	Food & Staples Retailing – 0.6%

13,247	Sysco Corporation	794,290

	Food Products – 1.7%

4,479	Ingredion Inc.	577,433

18,090	Lamb Weston Holding, Inc.	1,053,200

16,545	Pinnacle Foods Inc.	895,085
	Total Food Products	2,525,718

	Health Care Equipment & Supplies – 4.7%

20,979	Abbott Laboratories	1,257,062

7,253	Becton, Dickinson and Company	1,571,725

8,586	Danaher Corporation	840,655

9,646	Edwards Lifesciences Corporation, (2)	1,345,810

8,729	Medtronic, PLC	700,240

10,491	Zimmer Biomet Holdings, Inc.	1,143,939
	Total Health Care Equipment & Supplies	6,859,431

17

Nuveen Symphony Large-Cap Growth Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services – 3.0%

4,609	Anthem Inc.	$1,012,597

6,845	CIGNA Corporation	1,148,180

10,553	UnitedHealth Group Incorporated	2,258,342
	Total Health Care Providers & Services	4,419,119

	Health Care Technology – 0.4%

3,760	AthenaHealth Inc., (2)	537,793

	Hotels, Restaurants & Leisure – 4.4%

4,969	Dominos Pizza Inc.	1,160,560

11,465	Marriott International, Inc., Class A	1,559,011

10,485	McDonald’s Corporation	1,639,644

8,709	Royal Caribbean Cruises Limited	1,025,398

9,054	Wyndham Worldwide Corporation	1,036,049
	Total Hotels, Restaurants & Leisure	6,420,662

	Household Durables – 0.7%

4,259	Mohawk Industries Inc., (2)	989,025

	Industrial Conglomerates – 1.2%

12,041	Honeywell International Inc.	1,740,045

	Insurance – 2.9%

11,029	Lincoln National Corporation	805,779

21,395	Marsh & McLennan Companies, Inc.	1,767,013

27,084	Progressive Corporation	1,650,228
	Total Insurance	4,223,020

	Internet & Direct Marketing Retail – 5.2%

5,215	Amazon.com, Inc., (2)	7,547,877

	Internet Software & Services – 8.8%

7,701	Alphabet Inc., Class A, (2)	7,987,014

22,444	eBay Inc., (2)	903,147

24,723	Facebook Inc., Class A Shares, (2)	3,950,487
	Total Internet Software & Services	12,840,648

	IT Services – 6.3%

5,979	DXC Technology Company	601,069

9,505	Leidos Holdings Inc.	621,627

15,573	MasterCard, Inc.	2,727,767

21,580	PayPal Holdings, Inc., (2)	1,637,275

21,679	Visa Inc.	2,593,242

11,875	Worldpay, Inc., (2)	976,600
	Total IT Services	9,157,580

18

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.9%

6,039	Thermo Fisher Scientific, Inc.	$1,246,812

	Machinery – 3.6%

9,975	Caterpillar Inc.	1,470,116

13,235	Donaldson Company, Inc.	596,237

5,042	Fortive Corporation	390,856

18,421	Graco Inc.	842,208

10,622	Lincoln Electric Holdings Inc.	955,449

11,792	Wabtec Corporation	959,869
	Total Machinery	5,214,735

	Media – 3.2%

48,332	Comcast Corporation, Class A	1,651,504

53,682	Lions Gate Entertainment Corporation, Equity	1,292,663

17,440	Walt Disney Company	1,751,674
	Total Media	4,695,841

	Oil, Gas & Consumable Fuels – 1.2%

16,905	Cheniere Energy Inc., (2)	903,572

13,416	ONEOK, Inc.	763,639
	Total Oil, Gas & Consumable Fuels	1,667,211

	Personal Products – 0.9%

8,825	Estee Lauder Companies Inc., Class A	1,321,279

	Pharmaceuticals – 1.2%

9,157	Bristol-Myers Squibb Company	579,180

14,561	Zoetis Incorporated	1,215,989
	Total Pharmaceuticals	1,795,169

	Road & Rail – 2.3%

11,269	Landstar System	1,235,646

15,446	Union Pacific Corporation	2,076,406
	Total Road & Rail	3,312,052

	Semiconductors & Semiconductor Equipment – 3.8%

12,450	Analog Devices, Inc.	1,134,569

16,684	Applied Materials, Inc.	927,797

9,555	Broadcom Limited	2,251,636

14,241	Micron Technology, Inc., (2)	742,526

2,226	NVIDIA Corporation	515,519
	Total Semiconductors & Semiconductor Equipment	5,572,047

	Software – 12.9%

10,546	Adobe Systems Incorporated, (2)	2,278,780

3,670	Ansys Inc., (2)	575,052

19

Nuveen Symphony Large-Cap Growth Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)			Value

	Software (continued)

15,702	Electronic Arts Inc., (2)			$1,903,710

11,170	Intuit, Inc.			1,936,320

103,661	Microsoft Corporation			9,461,136

13,706	Parametric Technology Corporation, (2)			1,069,205

12,298	Synopsys Inc., (2)			1,023,686

4,670	VMware Inc., (2)			566,331
	Total Software			18,814,220

	Specialty Retail – 3.0%

20,341	Home Depot, Inc.			3,625,580

7,203	Tiffany & Co.			703,446
	Total Specialty Retail			4,329,026

	Technology Hardware, Storage & Peripherals – 4.5%

38,982	Apple, Inc.			6,540,399
	Total Long-Term Investments (cost $91,372,249)			145,277,717

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 0.3%

	INVESTMENT COMPANIES – 0.3%

473,673	BlackRock Liquidity Funds T-Fund Portfolio, (3)	1.553%	(4)	$473,673
	Total Short-Term Investments (cost $473,673)			473,673
	Total Investments (cost $91,845,922) – 100.2%			145,751,390
	Other Assets Less Liabilities – (0.2)%			(283,491)
	Net Assets – 100%			$145,467,899

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issue has not declared a dividend within the past twelve months.

(3)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

20

Nuveen Symphony Low Volatility Equity Fund

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 100.1%

	Aerospace & Defense – 2.8%

3,844	Boeing Company	$1,260,371

3,373	Northrop Grumman Corporation	1,177,582

10,026	United Technologies Corporation	1,261,471
	Total Aerospace & Defense	3,699,424

	Air Freight & Logistics – 0.9%

4,953	FedEx Corporation	1,189,265

	Auto Components – 1.1%

16,546	Aptiv PLC.	1,405,914

	Banks – 7.6%

19,210	BB&T Corporation	999,688

50,441	Citizens Financial Group Inc.	2,117,513

23,361	Comerica Incorporated	2,241,021

14,984	Hancock Holding Company	774,673

28,311	JP Morgan Chase & Co.	3,113,361

2,974	SVB Financial Group, (2)	713,790
	Total Banks	9,960,046

	Biotechnology – 2.6%

4,546	Amgen Inc.	775,002

4,076	Biogen Inc., (2)	1,116,090

6,258	Celgene Corporation, (2)	558,276

12,882	Gilead Sciences, Inc.	971,174
	Total Biotechnology	3,420,542

	Building Products – 0.6%

23,535	Jeld-Wen Holding, Inc., (2)	720,642

	Capital Markets – 2.1%

15,288	Charles Schwab Corporation	798,339

15,395	Nasdaq Stock Market, Inc.	1,327,357

3,135	S&P Global, Inc.	598,973
	Total Capital Markets	2,724,669

	Chemicals – 4.2%

7,407	Air Products & Chemicals Inc.	1,177,935

21,180	DowDuPont, Inc.	1,349,378

21

Nuveen Symphony Low Volatility Equity Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)	Value

	Chemicals (continued)

24,713	Olin Corporation	$751,028

5,691	Praxair, Inc.	821,211

13,306	Westlake Chemical Corporation	1,478,962
	Total Chemicals	5,578,514

	Commercial Services & Supplies – 4.0%

7,188	Cintas Corporation	1,226,129

7,973	Republic Services, Inc.	528,052

16,570	Waste Connections Inc.	1,188,732

27,613	Waste Management, Inc.	2,322,806
	Total Commercial Services & Supplies	5,265,719

	Diversified Financial Services – 0.9%

22,749	Voya Financial Inc.	1,148,825

	Electric Utilities – 1.7%

32,985	FirstEnergy Corp.	1,121,820

6,964	NextEra Energy Inc.	1,137,430
	Total Electric Utilities	2,259,250

	Equity Real Estate Investment Trusts – 3.2%

20,757	DCT Industrial Trust Inc.	1,169,449

42,344	Duke Realty Corporation	1,121,269

1,929	Equinix Inc.	806,592

6,196	SBA Communications Corporation, (2)	1,059,020
	Total Equity Real Estate Investment Trusts	4,156,330

	Food & Staples Retailing – 1.0%

15,462	Wal-Mart Stores, Inc.	1,375,654

	Food Products – 2.4%

16,232	Kraft Heinz Company	1,011,091

21,375	Lamb Weston Holding, Inc.	1,244,453

23,098	Mondelez International Inc.	963,880
	Total Food Products	3,219,424

	Health Care Equipment & Supplies – 6.9%

31,090	Abbott Laboratories	1,862,913

5,953	Becton, Dickinson and Company	1,290,015

15,490	Danaher Corporation	1,516,626

26,252	Medtronic, PLC	2,105,935

4,085	Teleflex Inc.	1,041,593

12,213	Zimmer Biomet Holdings, Inc.	1,331,706
	Total Health Care Equipment & Supplies	9,148,788

22

Shares	Description (1)	Value

	Health Care Providers & Services – 2.5%

9,417	CIGNA Corporation	$1,579,608

6,562	Humana Inc.	1,764,062
	Total Health Care Providers & Services	3,343,670

	Hotels, Restaurants & Leisure – 3.6%

10,357	Hilton Worldwide Holdings Inc.	815,717

8,157	Marriott International, Inc., Class A	1,109,189

8,391	McDonald’s Corporation	1,312,185

12,670	Wyndham Worldwide Corporation	1,449,828
	Total Hotels, Restaurants & Leisure	4,686,919

	Household Products – 0.9%

11,063	Church & Dwight Company Inc.	557,133

8,914	Colgate-Palmolive Company	638,956
	Total Household Products	1,196,089

	Industrial Conglomerates – 1.3%

12,054	Honeywell International Inc.	1,741,924

	Insurance – 7.3%

9,673	Ace Limited	1,322,976

16,038	AFLAC Incorporated	701,823

20,393	Axis Capital Holdings Limited	1,174,025

23,205	Marsh & McLennan Companies, Inc.	1,916,501

41,164	Progressive Corporation	2,508,123

13,043	Prudential Financial, Inc.	1,350,603

4,056	Reinsurance Group of America Inc.	624,624
	Total Insurance	9,598,675

	Internet & Direct Marketing Retail – 3.6%

3,288	Amazon.com, Inc., (2)	4,758,851

	Internet Software & Services – 2.9%

2,407	Alphabet Inc., Class A, (2)	2,496,396

33,027	eBay Inc., (2)	1,329,006
	Total Internet Software & Services	3,825,402

	IT Services – 8.6%

16,966	DXC Technology Company	1,705,592

82,176	First Data Corporation, Class A Shares, (2)	1,314,816

14,712	Fiserv, Inc., (2)	1,049,113

15,241	MasterCard, Inc.	2,669,614

25,119	Visa Inc.	3,004,735

19,096	Worldpay, Inc., (2)	1,570,455
	Total IT Services	11,314,325

23

Nuveen Symphony Low Volatility Equity Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.7%

4,794	Waters Corporation, (2)	$952,328

	Machinery – 2.7%

17,356	Caterpillar Inc.	2,557,927

6,437	Deere & Company	999,795
	Total Machinery	3,557,722

	Media – 1.4%

18,535	Walt Disney Company	1,861,655

	Multi-Utilities – 1.7%

23,272	CenterPoint Energy, Inc.	637,653

34,878	CMS Energy Corporation	1,579,625
	Total Multi-Utilities	2,217,278

	Oil, Gas & Consumable Fuels – 1.7%

17,513	ONEOK, Inc.	996,840

12,337	Phillips 66	1,183,365
	Total Oil, Gas & Consumable Fuels	2,180,205

	Pharmaceuticals – 2.6%

5,267	Bristol-Myers Squibb Company	333,138

23,956	Johnson & Johnson	3,069,961
	Total Pharmaceuticals	3,403,099

	Road & Rail – 2.6%

13,333	Norfolk Southern Corporation	1,810,355

11,998	Union Pacific Corporation	1,612,891
	Total Road & Rail	3,423,246

	Semiconductors & Semiconductor Equipment – 3.1%

13,983	Analog Devices, Inc.	1,274,271

34,412	Intel Corporation	1,792,177

9,442	KLA-Tencor Corporation	1,029,272
	Total Semiconductors & Semiconductor Equipment	4,095,720

	Software – 8.7%

11,656	Electronic Arts Inc., (2)	1,413,173

8,995	Intuit, Inc.	1,559,283

49,871	Microsoft Corporation	4,551,726

42,948	Oracle Corporation	1,964,871

12,134	ServiceNow Inc., (2)	2,007,570
	Total Software	11,496,623

24

Shares	Description (1)	Value

	Tobacco – 2.2%

27,183	Altria Group, Inc.	$1,694,045

12,571	Philip Morris International	1,249,557
	Total Tobacco	2,943,602
	Total Long-Term Investments (cost $106,864,334)	131,870,339
	Other Assets Less Liabilities – (0.1)%	(185,045)
	Net Assets – 100%	$131,685,294

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issue has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

25

Statement of Assets and Liabilities

March 31, 2018

(Unaudited)

	Symphony Large-Cap Growth	Symphony Low Volatility Equity
Assets
Long-term investments, at value (cost $91,372,249 and $106,864,334, respectively)	$145,277,717	$131,870,339
Short-term investments, at value (cost approximates value)	473,673	—
Cash	34,991	—
Receivable for:
Dividends	40,481	108,323
Interest	1,024	—
Investments sold	—	1,060,147
Shares sold	13,122	65,521
Other assets	32,260	26,948
Total assets	145,873,268	133,131,278
Liabilities
Cash overdraft	—	109,263
Payable for:
Investments purchased	—	1,037,155
Shares redeemed	169,269	100,407
Accrued expenses:
Custodian fees	33,795	33,718
Management fees	87,225	55,052
Shareholder reporting expenses	27,013	34,222
Shareholder servicing agent fees	38,148	35,249
Trustees fees	2,047	1,829
12b-1 distribution and service fees	30,363	20,690
Other	17,509	18,399
Total liabilities	405,369	1,445,984
Net assets	$145,467,899	$131,685,294
Class A Shares
Net assets	$32,201,617	$24,775,457
Shares outstanding	819,073	778,836
Net asset value (“NAV”) per share	$39.31	$31.81
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$41.71	$33.75
Class C Shares
Net assets	$24,182,763	$17,659,980
Shares outstanding	670,388	573,910
NAV and offering price per share	$36.07	$30.77
Class R3 Shares
Net assets	$4,631,861	$—
Shares outstanding	118,141	—
NAV and offering price per share	$39.21	$—
Class R6 Shares
Net assets	$—	$17,005,170
Shares outstanding	—	532,829
NAV and offering price per share	$—	$31.91
Class I Shares
Net assets	$84,451,658	$72,244,687
Shares outstanding	2,116,325	2,267,377
NAV and offering price per share	$39.90	$31.86
Net assets consist of:
Capital paid-in	$79,311,167	$95,039,630
Undistributed (Over-distribution of) net investment income	(18,226)	210,973
Accumulated net realized gain (loss)	12,269,490	11,428,686
Net unrealized appreciation (depreciation)	53,905,468	25,006,005
Net assets	$145,467,899	$131,685,294
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

26

Statement of Operations

Six Months Ended March 31, 2018

(Unaudited)

	Symphony Large-Cap Growth	Symphony Low Volatility Equity
Investment Income
Dividends	$959,843	$1,174,313
Foreign tax withheld on dividend income	(725)	(860)
Total investment income	959,118	1,173,453
Expenses
Management fees	508,085	464,718
12b-1 service fees – Class A Shares	40,242	30,972
12b-1 distribution and service fees – Class C Shares	125,195	92,509
12b-1 distribution and service fees – Class R3 Shares	12,285	—
Shareholder servicing agent fees	59,722	60,873
Custodian fees	20,783	19,657
Trustees fees	2,333	2,068
Professional fees	16,724	16,568
Shareholder reporting expenses	20,988	25,577
Federal and state registration fees	32,319	33,920
Other	6,130	6,678
Total expenses before fee waiver/expense reimbursement	844,806	753,540
Fee waiver/expense reimbursement	—	(116,941)
Net expenses	844,806	636,599
Net investment income (loss)	114,312	536,854
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	13,789,364	12,915,437
Change in net unrealized appreciation (depreciation) of investments and foreign currency	298,226	(3,386,854)
Net realized and unrealized gain (loss)	14,087,590	9,528,583
Net increase (decrease) in net assets from operations	$14,201,902	$10,065,437

See accompanying notes to financial statements.

27

Statement of Changes in Net Assets

(Unaudited)

	Symphony Large-Cap Growth		Symphony Low Volatility Equity
	Six Months Ended 3/31/18	Year Ended 9/30/17	Six Months Ended 3/31/18	Year Ended 9/30/17
Operations
Net investment income (loss)	$114,312	$473,441	$536,854	$1,308,580
Net realized gain (loss) from investments and foreign currency	13,789,364	12,442,769	12,915,437	5,773,092
Change in net unrealized appreciation (depreciation) of investments and foreign currency	298,226	13,895,281	(3,386,854)	11,984,529
Net increase (decrease) in net assets from operations	14,201,902	26,811,491	10,065,437	19,066,201
Distributions to Shareholders
From net investment income:
Class A Shares	(88,736)	(157,864)	(171,717)	(468,545)
Class C Shares	—	—	—	(76,295)
Class R3 Shares	(1,929)	(1,776)	—	—
Class R6 Shares	—	—	(172,917)	(239,686)
Class I Shares	(478,539)	(341,612)	(722,651)	(916,324)
From accumulated net realized gains:
Class A Shares	(2,100,522)	(3,453,397)	(992,844)	(438,159)
Class C Shares	(1,783,941)	(1,678,200)	(787,249)	(202,542)
Class R3 Shares	(329,908)	(291,375)	—	—
Class R6 Shares	—	—	(740,551)	(178,258)
Class I Shares	(6,057,725)	(3,842,969)	(3,135,423)	(701,106)
Decrease in net assets from distributions to shareholders	(10,841,300)	(9,767,193)	(6,723,352)	(3,220,915)
Fund Share Transactions
Proceeds from sale of shares	9,919,369	42,300,399	11,848,954	44,711,047
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,738,384	9,654,724	5,221,134	2,575,703
	20,657,753	51,955,123	17,070,088	47,286,750
Cost of shares redeemed	(27,672,263)	(73,103,707)	(24,214,670)	(77,024,469)
Net increase (decrease) in net assets from Fund share transactions	(7,014,510)	(21,148,584)	(7,144,582)	(29,737,719)
Net increase (decrease) in net assets	(3,653,908)	(4,104,286)	(3,802,497)	(13,892,433)
Net assets at the beginning of period	149,121,807	153,226,093	135,487,791	149,380,224
Net assets at the end of period	$145,467,899	$149,121,807	$131,685,294	$135,487,791
Undistributed (Over-distribution of) net investment income at the end of period	$(18,226)	$436,666	$210,973	$741,404

See accompanying notes to financial statements.

28

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29

Financial Highlights

(Unaudited)

Symphony Large-Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2018(e)	$38.55	$0.03	$3.57	$3.60	$(0.11)	$(2.73)	$(2.84)	$39.31
2017	34.37	0.12	6.32	6.44	(0.09)	(2.17)	(2.26)	38.55
2016	32.19	0.11	3.46	3.57	(0.09)	(1.30)	(1.39)	34.37
2015	33.53	0.12	0.49	0.61	(0.01)	(1.94)	(1.95)	32.19
2014	28.16	0.07	5.55	5.62	(0.10)	(0.15)	(0.25)	33.53
2013	25.19	0.21	2.98	3.19	(0.22)	—	(0.22)	28.16
Class C (12/06)
2018(e)	35.62	(0.12)	3.30	3.18	—	(2.73)	(2.73)	36.07
2017	32.06	(0.14)	5.87	5.73	—	(2.17)	(2.17)	35.62
2016	30.25	(0.14)	3.25	3.11	—	(1.30)	(1.30)	32.06
2015	31.84	(0.13)	0.48	0.35	—	(1.94)	(1.94)	30.25
2014	26.87	(0.16)	5.28	5.12	—	(0.15)	(0.15)	31.84
2013	24.03	0.01	2.87	2.88	(0.04)	—	(0.04)	26.87
Class R3 (09/09)
2018(e)	38.41	(0.02)	3.57	3.55	(0.02)	(2.73)	(2.75)	39.21
2017	34.25	0.03	6.31	6.34	(0.01)	(2.17)	(2.18)	38.41
2016	32.09	0.02	3.44	3.46	— *	(1.30)	(1.30)	34.25
2015	33.50	0.03	0.50	0.53	—	(1.94)	(1.94)	32.09
2014	28.14	(0.01)	5.55	5.54	(0.03)	(0.15)	(0.18)	33.50
2013	25.17	0.17	2.96	3.13	(0.16)	—	(0.16)	28.14
Class I (12/06)
2018(e)	39.13	0.08	3.62	3.70	(0.20)	(2.73)	(2.93)	39.90
2017	34.86	0.20	6.42	6.62	(0.18)	(2.17)	(2.35)	39.13
2016	32.63	0.18	3.52	3.70	(0.17)	(1.30)	(1.47)	34.86
2015	33.95	0.21	0.50	0.71	(0.09)	(1.94)	(2.03)	32.63
2014	28.51	0.15	5.61	5.76	(0.17)	(0.15)	(0.32)	33.95
2013	25.50	0.28	3.02	3.30	(0.29)	—	(0.29)	28.51

30

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

9.41%	$32,202	1.11	%**	0.13%**	29%
19.94	30,116	1.13		0.35	54
11.25	56,435	1.13		0.32	56
1.88	81,230	1.13		0.35	65
20.04	74,479	1.16		0.23	71
12.83	70,314	1.21		0.81	128

8.99	24,183	1.86	**	(0.62)**	29
19.04	24,452	1.88		(0.42)	54
10.42	26,181	1.88		(0.45)	56
1.13	25,881	1.88		(0.40)	65
19.13	26,012	1.91		(0.52)	71
12.01	22,624	1.96		0.05	128

9.30	4,632	1.36	**	(0.12)**	29
19.64	5,237	1.38		0.08	54
10.94	4,626	1.38		0.05	56
1.64	3,845	1.38		0.10	65
19.76	3,225	1.41		(0.02)	71
12.56	2,738	1.46		0.65	128

9.54	84,452	0.86	**	0.38 **	29
20.22	89,317	0.88		0.57	54
11.53	65,984	0.88		0.55	56
2.16	61,383	0.88		0.60	65
20.31	64,333	0.91		0.48	71
13.13	43,910	0.96		1.06	128

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 - Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2018.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

31

Financial Highlights (Unaudited) (continued)

Symphony Low Volatility Equity

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/07)
2018(e)	$31.10	$0.11	$2.17	$2.28	$(0.23)	$(1.34)	$(1.57)	$31.81
2017	27.75	0.27	3.69	3.96	(0.32)	(0.29)	(0.61)	31.10
2016	26.25	0.27	2.25	2.52	(0.16)	(0.86)	(1.02)	27.75
2015	30.25	0.22	0.59	0.81	(0.34)	(4.47)	(4.81)	26.25
2014	25.41	0.31	4.71	5.02	(0.03)	(0.15)	(0.18)	30.25
2013	22.43	0.31	3.34	3.65	(0.24)	(0.43)	(0.67)	25.41
Class C (09/07)
2018(e)	30.03	(0.01)	2.09	2.08	—	(1.34)	(1.34)	30.77
2017	26.82	0.03	3.58	3.61	(0.11)	(0.29)	(0.40)	30.03
2016	25.43	0.07	2.18	2.25	—	(0.86)	(0.86)	26.82
2015	29.44	0.02	0.56	0.58	(0.12)	(4.47)	(4.59)	25.43
2014	24.88	0.10	4.61	4.71	—	(0.15)	(0.15)	29.44
2013	21.98	0.11	3.30	3.41	(0.08)	(0.43)	(0.51)	24.88
Class R6 (06/16)
2018(e)	31.22	0.17	2.16	2.33	(0.30)	(1.34)	(1.64)	31.91
2017	27.83	0.35	3.72	4.07	(0.39)	(0.29)	(0.68)	31.22
2016(f)	27.69	0.10	0.04	0.14	—	—	—	27.83
Class I (09/07)
2018(e)	31.18	0.15	2.17	2.32	(0.30)	(1.34)	(1.64)	31.86
2017	27.82	0.31	3.72	4.03	(0.38)	(0.29)	(0.67)	31.18
2016	26.32	0.34	2.25	2.59	(0.23)	(0.86)	(1.09)	27.82
2015	30.32	0.30	0.59	0.89	(0.42)	(4.47)	(4.89)	26.32
2014	25.46	0.42	4.69	5.11	(0.10)	(0.15)	(0.25)	30.32
2013	22.48	0.38	3.32	3.70	(0.29)	(0.43)	(0.72)	25.46

32

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

7.36%	$24,775	1.17	%*	0.55	%*	1.01	%*	0.70	%*	37%
14.51	23,973	1.22		0.73		1.01		0.94		67
9.74	44,168	1.19		0.83		1.03		0.99		68
2.77	25,421	1.21		0.63		1.05		0.79		53
19.86	5,927	1.26		0.89		1.06		1.10		125
16.88	4,370	2.72		(0.18)		1.22		1.32		84

6.96	17,660	1.92	*	(0.21	)*	1.76	*	(0.05	)*	37
13.63	18,391	1.97		(0.11)		1.76		0.10		67
8.94	19,109	1.94		0.09		1.78		0.25		68
1.99	8,060	1.96		(0.09)		1.80		0.07		53
19.01	2,063	2.00		0.17		1.81		0.36		125
15.95	1,090	3.49		(1.06)		1.97		0.46		84

7.51	17,005	0.83	*	0.87	*	0.66	*	1.05	*	37
14.94	17,199	0.87		1.00		0.66		1.21		67
0.51	17,748	0.82	*	1.18	*	0.64	*	1.35	*	68

7.49	72,245	0.94	*	0.77	*	0.76	*	0.95	*	37
14.79	75,925	0.97		0.86		0.76		1.08		67
9.99	68,354	0.93		1.11		0.78		1.26		68
3.03	54,054	0.96		0.90		0.80		1.06		53
20.17	44,878	0.95		1.31		0.80		1.46		125
17.14	2,218	2.51		0.06		0.97		1.60		84

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2018.
(f)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

33

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”) and Nuveen Symphony Low Volatility Equity Fund (“Symphony Low Volatility Equity”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is March 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Symphony Large-Cap Growth is to seek long-term capital appreciation. Symphony Low Volatility Equity’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

In February 2018, the Funds’ Board of Trustees (the “Board”) approved the reorganizations of Symphony Large-Cap Growth and Nuveen Growth Fund (each a “Target Fund” and together the “Target Funds”), each a series of the Trust, into Nuveen Large Cap Growth Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust.

In April 2018 (subsequent to the close of the reporting period), the Board approved the reorganization of Symphony Low Volatility Equity (the “Target Fund”) into Nuveen Santa Barbara Dividend Growth Fund (the “Acquiring Fund”), each a series of the Trust.

In order for a reorganization to occur for a Target Fund, it must be approved by the shareholders of that Fund. There is no requirement for a given reorganization to occur that shareholders of the other Target Funds approve the reorganization.

Upon the closing of a reorganization, the Target Fund(s) will transfer all of their assets and liabilities to the Acquiring Fund(s) in exchange for Acquiring Fund Shares of equal value. Shares of the Acquiring Fund(s) are then distributed to shareholders of the Target Fund(s) and the Target Fund(s) are terminated. As a result of a reorganization, shareholders of the Target Fund(s) will become shareholders of the Acquiring Fund(s). The shareholders of the Target Fund(s) will receive Acquiring Fund shares with a total value equal to the total value of their Target Fund shares immediately prior to the closing of the reorganization.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis

34

may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

35

Notes to Financial Statements (Unaudited) (continued)

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Large-Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$145,277,717	$—	$—	$145,277,717
Short-Term Investments:
Investment Companies	473,673	—	—	473,673
Total	$145,751,390	$—	$—	$145,751,390

36

Symphony Low Volatility Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$131,870,339	$—	$—	$131,870,339
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

37

Notes to Financial Statements (Unaudited) (continued)

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

4. Fund Shares

Each Fund has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which are not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/18		Year Ended 9/30/17
Symphony Large-Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	57,600	$2,298,226	153,339	$5,362,779
Class C	17,778	659,269	48,399	1,573,395
Class R3	8,378	338,377	20,593	715,408
Class I	162,109	6,623,497	965,483	34,648,817
Shares issued to shareholders due to reinvestment of distributions:
Class A	56,193	2,188,820	110,223	3,604,932
Class C	49,924	1,783,271	55,265	1,675,638
Class R3	8,557	331,836	8,996	293,151
Class I	162,498	6,434,457	122,933	4,081,003
	523,037	20,657,753	1,485,231	51,955,123
Shares redeemed:
Class A	(75,940)	(3,064,852)	(1,124,324)	(39,671,474)
Class C	(83,873)	(3,095,261)	(233,842)	(7,625,892)
Class R3	(35,125)	(1,395,927)	(28,317)	(1,012,328)
Class I	(490,844)	(20,116,223)	(698,946)	(24,794,013)
	(685,782)	(27,672,263)	(2,085,429)	(73,103,707)
Net increase (decrease)	(162,745)	$(7,014,510)	(600,198)	$(21,148,584)

38

	Six Months Ended 3/31/18		Year Ended 9/30/17
Symphony Low Volatility Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	89,953	$2,910,517	268,140	$7,656,530
Class C	27,881	872,786	94,315	2,614,050
Class R6	795	26,575	—	—
Class I	248,366	8,039,076	1,192,066	34,440,467
Shares issued to shareholders due to reinvestment of distributions:
Class A	31,643	1,006,890	29,851	839,870
Class C	24,815	760,321	9,546	260,597
Class R6	28,589	913,468	14,835	417,944
Class I	79,609	2,540,455	37,545	1,057,292
	531,651	17,070,088	1,646,298	47,286,750
Shares redeemed:
Class A	(113,567)	(3,678,322)	(1,118,707)	(32,146,406)
Class C	(91,150)	(2,854,137)	(204,099)	(5,707,686)
Class R6	(47,504)	(1,561,339)	(101,556)	(2,980,000)
Class I	(495,444)	(16,120,872)	(1,251,746)	(36,190,377)
	(747,665)	(24,214,670)	(2,676,108)	(77,024,469)
Net increase (decrease)	(216,014)	$(7,144,582)	(1,029,810)	$(29,737,719)

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Symphony Large-Cap Growth	Symphony Low Volatility Equity
Purchases	$45,341,994	$51,086,639
Sales	63,187,060	64,169,327

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2018.

	Symphony Large-Cap Growth	Symphony Low Volatility Equity
Tax cost of investments	$92,304,902	$106,980,429
Gross unrealized:
Appreciation	$55,249,638	$26,688,913
Depreciation	(1,803,150)	(1,799,003)
Net unrealized appreciation (depreciation) of investments	$53,446,488	$24,889,910

39

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to federal taxes paid, tax equalization, net operating losses, expiration of capital loss carryforwards, foreign currency transactions, and investments in passive foreign investment companies resulted in reclassifications among the Funds’ components of net assets as of September 30, 2017, the Funds’ last tax year end, as follows:

	Symphony Large-Cap Growth	Symphony Low Volatility Equity
Capital paid-in	$1,858,514	$862,324
Undistributed (Over-distribution of) net investment income	—	—
Accumulated net realized gain (loss)	(1,858,514)	(862,324)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2017, the Funds’ last tax year end, were as follows:

	Symphony Large-Cap Growth	Symphony Low Volatility Equity
Undistributed net ordinary income[1]	$1,525,100	$741,404
Undistributed net long-term capital gains	8,122,768	4,285,411
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2017, was designated for purposes of the dividends paid deduction as follows:

	Symphony Large-Cap Growth	Symphony Low Volatility Equity
Distributions from net ordinary income[1]	$501,252	$1,700,850
Distributions from net long-term capital gains	9,265,941	1,520,065
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony Large-Cap Growth	Symphony Low Volatility Equity
For the first $125 million	0.5000%	0.5000%
For the next $125 million	0.4875	0.4875
For the next $250 million	0.4750	0.4750
For the next $500 million	0.4625	0.4625
For the next $1 billion	0.4500	0.4500
For the next $3 billion	0.4250	0.4250
For the next $2.5 billion	0.4000	0.4000
For the next $2.5 billion	0.3875	0.3875
For net assets over $10 billion	0.3750	0.3750

40

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2018, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Symphony Large-Cap Growth	0.1595%
Symphony Low Volatility Equity	0.1785%

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Large-Cap Growth	0.93%	July 31, 2019	1.35%
Symphony Low Volatility Equity	0.78%	July 31, 2019	1.45%

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Large-Cap Growth	Symphony Low Volatility Equity
Sales charges collected	$41,610	$39,360
Paid to financial intermediaries	36,615	34,812

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Large-Cap Growth	Symphony Low Volatility Equity
Commission advances	$5,080	$9,871

41

Notes to Financial Statements (Unaudited) (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony Large-Cap Growth	Symphony Low Volatility Equity
12b-1 fees retained	$6,563	$8,990

The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony Large-Cap Growth	Symphony Low Volatility Equity
CDSC retained	$194	$721

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds did not utilize this facility.

9. Subsequent Events

Fund Reorganizations

As noted in Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations, during April 2018, the Board approved the reorganization of Symphony Low Volatility Equity into Nuveen Santa Barbara Dividend Growth Fund.

Share Classes and Sales Charges

Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10- year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

42

Additional Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management, LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. P.O. Box 8530 Boston, MA 02266-8530 (8oo) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

43

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index generally considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

44

Notes

45

Notes

46

Notes

47

Nuveen:

Serving Investors for Generations

Since 1898,financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA.We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable , be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 6o6o6. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-SYMPH-0318P 491833-INV-B-05/19

Mutual Funds

31 March

2018

Nuveen Equity Funds

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	NSIEX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	NCCIX
Nuveen Symphony Small Cap Core Fund	NSSAX	NSSCX	—	NCCIX

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. As interest rates have moved off of historic lows and inflation has ticked higher, the economy’s ability to withstand tighter financial conditions is hard to predict. At the same time, there are concerns that the newly enacted tax reform could overheat the economy. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.

Growth forecasts for the world’s major economies remain expansionary, although some indicators have pointed to slower momentum this year. Moreover, inflationary pressures and tightening financial conditions could become headwinds, and trade policy and geopolitics remain uncertain. A trade war has implications for both the supply and demand sides of the economy, which complicates the outlook for businesses, consumers and the economy as a whole.

While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.

Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 21, 2018

Portfolio Managers’ Comments

Nuveen Symphony International Equity Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small Cap Core Fund

These Funds feature portfolio management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen, LLC. Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer, Ross Sakamoto, CFA, and Marc Snyder manage the Funds. Gabriel Mass, CFA is also portfolio manager of the Nuveen Symphony International Equity Fund.

At the close of business on May 11, 2018 (subsequent to the close of this reporting period), the Nuveen Symphony International Equity Fund Nuveen Symphony Mid-Cap Core Fund, and Nuveen Symphony Small Cap Core Fund will be liquidated.

Here the portfolio managers discuss key investment strategies and performance of the Funds for the six-month reporting period ended March 31, 2018.

How did the Funds perform during the six-month reporting period ended March 31, 2018?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended March 31, 2018. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper average. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2018?

Nuveen Symphony International Equity Fund

The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of both growth and value non-U.S. equity securities. The Fund invests at least 80% of the sum of its net assets in non-U.S. equity securities and primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries. The portfolio managers build portfolios with the assistance of quantitative tools, seeking to maximize upside potential while maintaining the risk profile of the strategy. Macro-economic and asset class views are taken into consideration. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.

During the reporting period, allocations to Canada and several emerging market countries contributed positively to performance versus the benchmark as did an underweight to the United Kingdom and an overweight to Germany. Sector allocations that contributed positively to performance included consumer discretionary and utilities while an underweight to energy detracted from performance.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Individual positions that contributed to Fund performance included Shimao Property Holdings Limited, which outperformed on strong earnings as real estate prices rose in China. Also contributing to performance was Japanese industrial holding Hitachi Construction Machinery Co., Ltd. Hitachi performed well on the strength of the recovery in mining activity and demand for mining-related equipment. Lastly, materials holding UPM-Kymmene Corporation contributed to performance. The Finnish company operates in the paper and forest products industry. UPM continued to experience favorable market demand and improving margins during the reporting period.

Several individual positions detracted from Fund performance during the reporting period, including consumer staples holding Distribuidora Internacional de Alimentacion SA. During the reporting period, the international food retailer announced disappointing third quarter 2017 results and revised their outlook downward. Information technology holding Fujitsu Limited also detracted from performance during the reporting period. The company reported weak third quarter 2017 results. Also during the reporting period it was announced Lenovo has reached an agreement to purchase a 51 percent stake in Fujitsu’s PC unit. Lastly, consumer discretionary holding Tata Motors Limited, Sponsored ADR detracted from performance. The company which manufactures Jaguar and Land Rover vehicles, reported weak U.S sales and poor third quarter 2017 results during the reporting period.

Nuveen Symphony Mid-Cap Core Fund

The Fund’s Class A Shares at NAV underperformed both the Russell Midcap® Index and the Lipper Multi-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of diversified, mid-cap stocks with sustainable earnings growth over the long term. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index. The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell Midcap® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. The Fund consists of mid-capitalization core equities that are selected using a multi-faceted investment process that incorporates fundamental research, a comprehensive market outlook and proactive risk management.

The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.

During the reporting period, the Fund’s holdings in the financials and energy sectors contributed positively to relative performance. Individual holdings that contributed to performance included a position in consumer discretionary holding Burlington Store Inc. The company has had consistent same-store sales growth at a time when much of the retail apparel sector is suffering. Also contributing to performance was materials holding Westlake Chemical Corporation. The company manufactures and markets basic chemicals, vinyls, polymers and fabricated building products. During the reporting period, Westlake posted record profit and sales as the petrochemical company continues to expand. Lastly, our information technology holding in Red Hat, Inc. contributed to performance. The high quality, defensive infrastructure software company has strong growth projections. We believe the fundamentals for this company are sound and it will benefit from the cloud computing trend.

Individual stock selection within the health care, information technology and industrials sectors negatively impacted the Fund’s relative performance during the reporting period, which contributed to the Fund’s underperformance versus its benchmark. Detracting from performance was information technology holding Inphi Corporation. A specialized semiconductor company with growth linked to internet traffic and data transmission was downgraded by several analysts during the reporting period. We have sold our holdings in Inphi Corporation. Also detracting was health care sector holding Envision Healthcare Corporation. During the reporting period the company missed earnings third quarter earnings expectations. We have sold our holdings in Envision Healthcare Corporation. Lastly, real estate sector holding QTS Realty Trust, Inc. detracted from performance. The company reported a net loss in the reporting period after announcing a corporate restructuring plan and taking write-downs in the quarter related to acquisition and impairment expenses. We have sold our holdings in QTS Realty Trust, Inc.

Nuveen Symphony Small Cap Core Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 2000® Index and the Lipper Small Cap-Core Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 2000® Index immediately after its most recent reconstitution. The goal of the portfolio construction process is to build a well-diversified portfolio that reflects the Russell 2000® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark.

The Fund consists of small-capitalization equities that are selected using a multi-faceted security selection process that incorporates fundamental research, a comprehensive market outlook and proactive risk management. The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.

During the reporting period, the Fund benefited from stock selection within the financials, information technology and energy sectors. Individual holdings that contributed to performance were positions including information technology holding Square, Inc., a mobile payment company. We added this holding to the portfolio based in part on its platform approach to small businesses offering point-of-sale transactions for tracking sales and inventory. The stock benefitted within the reporting period as both top line revenue growth and earnings continue to be strong. We no longer hold the position. Also positively contributing to performance was health care holding Bioverativ, Inc. The company reported better than expected fourth quarter 2017 earnings. In addition, it was announced Bioverativ and Sanofi entered into a definitive agreement under which Sanofi will acquire all of the outstanding shares of Bioverativ for cash. We no longer hold our position in Bioverativ, Inc. Lastly, financial service sector holding Enova International, Inc. contributed to performance. The technology and data analytics driven online lending company continued to produce solid earnings during the reporting period.

Stock selection within the materials, health care and industrials sectors negatively impacted performance. Individual holdings that detracted from performance included consumer discretionary holding Overstock.com, Inc. During the reporting period it has seen negative earnings estimate revisions for the quarter and the rest of 2018 which has resulted in a significant price decline. Also detracting from performance were health care holdings Puma Biotechnology Inc. Shares fell during the reporting period after the biotech company said it will likely not get a positive result on its European marketing application for a breast cancer treatment. Lastly, consumer staples holding B&G Foods Inc. also detracted from performance. Fourth quarter 2017 revenue fell short and full-year guidance was set below expectations, which hurt performance during the reporting period.

Risk Considerations

Nuveen Symphony International Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as smaller company risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Mid-Cap Core Fund

Mutual Fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk or the risk of decline. Medium-sized or mid-cap company stocks are typically subject to greater volatility.

Nuveen Symphony Small Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. Prices of equity securities may decline significantly over short or ex tended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as currency and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Symphony International Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	5.30%	18.78%	7.75%	2.26%
Class A Shares at maximum Offering Price	(0.77)%	11.94%	6.48%	1.65%
MSCI EAFE Index	2.63%	14.80%	6.50%	2.13%
Lipper International Multi-Cap Core Funds Classification Average	2.88%	15.29%	6.54%	2.23%

Class C Shares	4.87%	17.87%	6.93%	1.49%
Class R3 Shares	5.15%	18.47%	7.47%	6.95%
Class I Shares	5.45%	19.06%	8.00%	2.51%

Since inception returns for Class A, Class C, and Class I Shares, and for the comparative index and Lipper category average, are from 5/30/08. Since inception returns for Class R3 Shares are from 10/05/10. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.04%	2.80%	2.29%	1.79%
Net Expense Ratios	1.20%	1.95%	1.45%	0.95%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.38% after July 31, 2019) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Nuveen Symphony Mid-Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.13%	10.69%	9.70%	8.56%
Class A Shares at maximum Offering Price	(1.86)%	4.33%	8.41%	7.92%
Russell Midcap® Index	5.58%	12.20%	12.09%	10.21%
Lipper Multi-Cap Core Funds Classification Average	5.06%	12.48%	11.22%	8.20%

Class C Shares	3.72%	9.85%	8.88%	7.75%
Class I Shares	4.24%	10.96%	9.98%	8.83%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	3.97%	10.40%	9.44%	13.11%

Since inception returns for Class R3 Shares are from 5/09/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.69%	2.45%	1.94%	1.44%
Net Expense Ratios	1.18%	1.93%	1.43%	0.93%

The Fund’s investment advisor has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do no exceed 0.93% (1.40% after July 31, 2019) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to the date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Small Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	5.79%	14.32%	8.32%
Class A Shares at maximum Offering Price	(0.30)%	7.74%	6.84%
Russell 2000® Index	3.25%	11.79%	9.01%
Lipper Small-Cap Core Funds Classification Average	2.58%	9.31%	7.81%

Class C Shares	5.37%	13.47%	7.50%
Class I Shares	5.89%	14.61%	8.58%

Since inception returns are from 12/10/13. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.44%	2.19%	1.19%
Net Expense Ratios	1.30%	2.05%	1.05%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.09% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Holding Summaries    as of March 31, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Symphony International Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	97.7%
Investment Companies	1.0%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Roche Holdings AG	2.1%
Allianz AG ORD Shares	1.8%
Novartis AG	1.6%
Unilever NV	1.6%
Toyota Motor Corporation	1.5%

Portfolio Composition

(% of net assets)

Insurance	8.3%
Banks	6.9%
Pharmaceuticals	6.8%
Chemicals	5.7%
Metals & Mining	5.6%
Automobiles	5.5%
Trading Companies & Distributors	4.9%
Construction & Engineering	3.5%
Biotechnology	3.4%
Hotels, Restaurants & Leisure	3.4%
Paper & Forest Products	3.2%
Diversified Financial Services	3.0%
Capital Markets	2.9%
Real Estate Management & Development	2.6%
Electric Utilities	2.4%
Food & Staples Retailing	2.4%
Machinery	2.2%
Diversified Telecommunication Services	2.1%
Software	2.1%
Household Durables	2.0%
Other	18.8%
Investment Companies	1.0%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Country Allocation1

(% of net assets)

Japan	22.0%
United Kingdom	11.8%
Canada	7.8%
Germany	7.3%
France	5.7%
Australia	4.6%
Switzerland	4.5%
Sweden	3.5%
Spain	3.2%
Belgium	3.1%
Ireland	3.0%
Hong Kong	2.9%
Other	19.3%
Other Assets Less Liabilities	1.3%
Net Assets	100%

1	Includes 8.7% (as a percentage of net assets) in emerging market countries.

Holding Summaries as of March 31, 2018 (continued)

Nuveen Symphony Mid-Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	102.1%
Other Assets Less Liabilities	(2.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Machinery	7.1%
Capital Markets	6.8%
Hotels, Restaurants & Leisure	6.3%
Software	5.7%
Equity Real Estate Investment Trust	5.5%
IT Services	5.0%
Insurance	4.9%
Multi-Utilities	4.8%
Banks	4.6%
Chemicals	4.1%
Oil, Gas & Consumable Fuels	4.0%
Health Care Equipment & Supplies	3.9%
Semiconductors & Semiconductor Equipment	2.8%
Aerospace & Defense	2.7%
Specialty Retail	2.5%
Food Products	2.1%
Life Sciences Tools & Services	2.1%
Commercial Services & Supplies	2.0%
Communication Equipment	1.9%
Building Products	1.9%
Road & Rail	1.8%
Other	19.6%
Other Assets Less Liabilities	(2.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Edwards Lifesciences Corporation	1.6%
Progressive Corporation	1.5%
Huntington Ingalls Industries Inc.	1.4%
Stanley Black & Decker Inc.	1.3%
SEI Investments Company	1.3%

Nuveen Symphony Small Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	98.7%
Investment Companies	1.3%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	8.4%
Chemicals	7.0%
Software	6.8%
Hotels, Restaurants & Leisure	6.5%
Consumer Finance	5.3%
Equity Real Estate Investment Trusts	4.8%
Insurance	4.2%
Thrifts & Mortgage Finance	4.2%
Machinery	3.7%
Internet Software & Services	3.2%
Capital Markets	3.1%
Trading Companies & Distributors	2.9%
Semiconductors & Semiconductor Equipment	2.6%
Food Products	2.3%
Biotechnology	2.2%
Real Estate Management & Development	2.1%
Media	2.0%
Health Care Providers & Services	2.0%
Aerospace & Defense	1.9%
Life Sciences Tools & Services	1.9%
Gas Utilities	1.8%
Other	19.8%
Investment Companies	1.3%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Green Dot Corporation, Class A Shares	2.2%
Walker & Dunlop Inc.	2.0%
Take-Two Interactive Software, Inc.	1.9%
Enova International, Inc.	1.8%
Penn National Gaming, Inc.	1.8%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2018.

The beginning of the period is October 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony International Equity Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,053.00	$1,048.70	$1,051.50	$1,054.50
Expenses Incurred During the Period	$6.14	$9.96	$7.42	$4.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.95	$1,015.21	$1,017.70	$1,020.19
Expenses Incurred During the Period	$6.04	$9.80	$7.29	$4.78

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.45% and 0.95% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Symphony Mid-Cap Core Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,041.30	$1,037.20	$1,039.70	$1,042.40
Expenses Incurred During the Period	$6.01	$9.80	$7.27	$4.74
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.05	$1,015.31	$1,017.80	$1,020.29
Expenses Incurred During the Period	$5.94	$9.70	$7.19	$4.68

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93%, 1.43% and 0.93% for Classes A, C. R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Symphony Small Cap Core Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,057.90	$1,053.70	$1,058.90
Expenses Incurred During the Period	$6.67	$10.50	$5.39
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.45	$1,014.71	$1,019.70
Expenses Incurred During the Period	$6.54	$10.30	$5.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, and 1.05% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Symphony International Equity Fund

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.7%

	COMMON STOCKS – 97.7%

	Automobiles – 5.5%

9,490	Fiat Chrysler Automobiles NV, (2), (3)	$193,561

8,159	Peugeot SA, (2)	196,464

1,726	Renault SA, (2)	209,446

2,799	Tata Motors Limited, Sponsored ADR	71,934

4,000	Toyota Motor Corporation, (2)	256,567
	Total Automobiles	927,972

	Banks – 6.9%

20,571	Bank of Ireland, (2)	180,261

81,136	Barclays PLC, (2)	237,088

6,529	HSBC Holdings PLC, (2)	61,312

2,195	KBC Group NV, (2)	191,138

2,095	Royal Bank of Canada	161,831

9,035	Sberbank of Russia, Sponsored ADR, (2)	168,503

2,833	Toronto-Dominion Bank	160,764
	Total Banks	1,160,897

	Biotechnology – 3.4%

1,979	CSL Limited, (2)	238,427

1,627	Galapagos NV, (2), (3)	162,390

10,208	Swedish Orphan Biovitrum AB, (2), (3)	182,785
	Total Biotechnology	583,602

	Building Products – 1.0%

4,000	Asahi Glass Company Limited, (2)	165,594

	Capital Markets – 2.9%

10,410	3i Group PLC, (2)	125,647

33,400	Nomura Securities Company, (2)	193,140

9,278	Reinet Investments SCA, (3)	180,250
	Total Capital Markets	499,037

	Chemicals – 5.7%

2,519	BASF AG, (2)	255,470

1,788	Covestro AG, (2)	176,059

17,400	Mitsubishi Chemical Holdings Corporation, (2)	168,514

1,000	Shin_Etsu Chemical Company Limited, (2)	103,426

Shares	Description (1)	Value

	Chemicals (continued)

1,178	Solvay SA, (2)	$163,718

591	Wacker Chemie AG, (2)	97,121
	Total Chemicals	964,308

	Construction & Engineering – 3.5%

14,758	Fomento de Construcciones y Contratas SA, (2), (3)	180,647

3,900	Taisei Corporation, (2)	197,923

2,193	Vinci S.A, (2)	216,000
	Total Construction & Engineering	594,570

	Containers & Packaging – 1.0%

3,999	Smurfit Kappa Group PLC, (2)	161,834

	Diversified Financial Services – 3.0%

1,868	Eurazeo SA, (2)	171,999

2,544	EXOR NV, (2)	181,092

8,700	Orix Corporation, (2)	153,428
	Total Diversified Financial Services	506,519

	Diversified Telecommunication Services – 2.1%

4,200	Nippon Telegraph and Telephone Corporation, (2)	193,412

17,439	Telekom Austria AG, (2)	166,363
	Total Diversified Telecommunication Services	359,775

	Electric Utilities – 2.4%

16,043	Enersis Americas SA, ADR	186,420

10,667	Enersis Chile SA, ADR, (WI/DD)	68,266

5,086	Verbund AG, (2)	147,591
	Total Electric Utilities	402,277

	Electrical Equipment – 0.5%

1,282	Vesta Wind Systems A/S, (2)	91,730

	Electronic Equipment, Instruments & Components – 1.2%

28,000	Hitachi Limited, (2)	202,833

	Energy Equipment & Services – 0.5%

5,335	Tenaris SA, (2)	92,221

	Food & Staples Retailing – 2.4%

26,255	Distribuidora Internacional de Alimentacion SA, (2), (3)	111,595

3,269	Loblaw Companies Limited	165,155

41,125	William Morrison Supermarkets PLC, (2)	123,390
	Total Food & Staples Retailing	400,140

	Food Products – 0.8%

1,707	Nestle SA, (2)	134,924

Nuveen Symphony International Equity Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 3.4%

4,370	Aristicrat Leisure Limited, (2)	$81,590

180,200	Genting Singapore PLC, (2)	149,462

63,000	Melco International Development Ltd, (2)	184,892

1,593	Paddy Power Betfair PLC	163,571
	Total Hotels, Restaurants & Leisure	579,515

	Household Durables – 2.0%

4,800	Sony Corporation, (2)	232,139

43,769	Taylor Wimpey PLC, (2)	113,392
	Total Household Durables	345,531

	Household Products – 1.1%

6,741	Essity Aktiebolag, (2)	186,815

	Independent Power & Renewable Electricity Producers – 1.1%

5,969	Uniper SE, (2)	181,906

	Insurance – 8.3%

1,327	Allianz AG ORD Shares, (2)	299,978

4,223	ASR Nederland N.V, (2)	180,568

29,607	CGNU PLC, (2)	206,630

8,579	Manulife Financial Corporation	159,281

934	Muenchenener Rueckver AG, (2)	217,193

6,429	Power Financial Corporation	160,981

4,172	Sun Life Financial Inc.	171,336
	Total Insurance	1,395,967

	Internet Software & Services – 0.5%

1,500	Tencent Holdings Limited, (2)	80,519

	IT Services – 1.9%

3,038	CGI Group Inc., (3)	175,203

24,000	Fujitsu Limited, (2)	147,692
	Total IT Services	322,895

	Machinery – 2.2%

7,366	CNH Industrial NV, (2)	91,022

4,400	Hitachi Construction Machinery Co., Ltd, (2)	169,748

3,400	Komatsu, Ltd, (2)	113,339
	Total Machinery	374,109

	Media – 2.0%

15,836	Mediaset Espana Comunicacion SA, (2), (3)	161,315

45,631	Mediaset SpA, (2)	174,705
	Total Media	336,020

Shares	Description (1)	Value

	Metals & Mining – 5.6%

5,516	Anglo American PLC, (2)	$128,493

17,133	AngloGold Ashanti Limited, (2)	165,271

11,044	BHP Billiton Limited, (2)	244,796

10,871	BHP Billiton PLC, (2)	214,846

3,373	Rio Tinto Limited, (2)	191,088
	Total Metals & Mining	944,494

	Oil, Gas & Consumable Fuels – 2.0%

73,000	CNOOC Limited, (2)	108,090

3,795	Lundin Petroleum AB, (2)	95,873

10,531	Petroleo Brasileiro, Sponsored ADR	136,798
	Total Oil, Gas & Consumable Fuels	340,761

	Paper & Forest Products – 3.2%

9,879	Stora Enso Oyj, Class R Shares, (2)	181,639

5,362	UPM-Kymmene Corporation, (2)	198,790

2,557	West Fraser Timber Company Limited	169,911
	Total Paper & Forest Products	550,340

	Personal Products – 1.6%

4,858	Unilever NV, (2)	269,437

	Pharmaceuticals – 6.8%

3,374	H. Lundbeck A/S, (2)	189,506

3,337	Novartis AG, (2)	269,899

5,000	Ono Pharmaceutical Company Limited, (2)	154,786

1,551	Roche Holdings AG, (2)	355,795

3,400	Shionogi & Company Limited, (2)	175,456
	Total Pharmaceuticals	1,145,442

	Real Estate Management & Development – 2.6%

10,000	CK Asset Holdings Ltd, (2)	84,391

5,342	Fastighets AB Balder, Class B Shares, (2), (3)	134,440

12,000	Kerry Properties Limited, (2)	54,264

58,000	Shimao Property Holdings Limited, (2)	166,349
	Total Real Estate Management & Development	439,444

	Semiconductors & Semiconductor Equipment – 0.4%

700	DaiNippon Screen Manufacturing Company Limited, (2)	64,207

	Software – 2.1%

10,600	Nexon Company Limited, (2), (3)	175,330

2,063	UbiSoft Entertainment S.A, (2), (3)	174,596
	Total Software	349,926

Nuveen Symphony International Equity Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)		Value

	Technology Hardware, Storage & Peripherals – 1.2%

5,500	Canon Inc., (2)		$199,159

	Trading Companies & Distributors – 4.9%

11,200	Itochu Corporation, (2)		217,516

26,400	Marubeni Corporation, (2)		191,019

8,400	Mitsubishi Corporation, (2)		225,937

11,100	Sumitomo Corporation, (2)		186,834
	Total Trading Companies & Distributors		821,306

	Transportation Infrastructure – 0.5%

443	Aena S.A, (2), (3)		89,328

	Wireless Telecommunication Services – 1.5%

93,764	Vodafone Group PLC, (2)		256,541
	Total Long-Term Investments (cost $14,484,308)		16,521,895

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.0%

	INVESTMENT COMPANIES – 1.0%

159,846	BlackRock Liquidity Funds T-Fund Portfolio	1.553% (4)	$159,846
	Total Short-Term Investments (cost $159,846)		159,846
	Total Investments (cost $14,644,154) – 98.7%		16,681,741
	Other Assets Less Liabilities – 1.3%		227,088
	Net Assets – 100%		$16,908,829

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

ADR	American Depositary Receipt

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Symphony Mid-Cap Core Fund

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 102.1%

	COMMON STOCKS – 102.1%

	Aerospace & Defense – 2.7%

2,297	Harris Corporation	$370,460

1,528	Huntington Ingalls Industries Inc.	393,857
	Total Aerospace & Defense	764,317

	Airlines – 1.2%

4,045	Delta Air Lines, Inc.	221,706

2,329	Southwest Airlines Co.	133,405
	Total Airlines	355,111

	Auto Components – 0.8%

1,185	Lear Corporation	220,517

	Banks – 4.6%

8,015	Citizens Financial Group Inc.	336,470

11,529	Fifth Third Bancorp.	366,046

14,212	KeyCorp.	277,845

17,841	Regions Financial Corporation	331,486
	Total Banks	1,311,847

	Beverages – 0.8%

1,035	Constellation Brands, Inc., Class A	235,897

	Biotechnology – 1.1%

2,390	BioMarin Pharmaceutical Inc., (2)	193,757

1,538	Incyte Pharmaceuticals Inc., (2)	128,162
	Total Biotechnology	321,919

	Building Products – 1.9%

7,005	Jeld-Wen Holding, Inc., (2)	214,493

7,870	Masco Corporation	318,263
	Total Building Products	532,756

	Capital Markets – 6.8%

2,849	CBOE Holdings Inc.	325,071

6,609	E*Trade Group Inc., (2)	366,205

2,721	Intercontinental Exchange Group, Inc.	197,327

2,177	Moody’s Corporation	351,150

2,157	MSCI Inc., Class A Shares	322,407

5,029	SEI Investments Company	376,722
	Total Capital Markets	1,938,882

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)	Value

	Chemicals – 4.1%

3,922	Axalta Coating Systems Limited, (2)	$118,405

1,970	Celanese Corporation, Series A	197,414

2,759	FMC Corporation	211,257

6,223	Huntsman Corporation	182,023

6,592	Olin Corporation	200,331

2,301	Westlake Chemical Corporation	255,756
	Total Chemicals	1,165,186

	Commercial Services & Supplies – 2.0%

1,218	Cintas Corporation	207,766

5,295	Republic Services, Inc.	350,688
	Total Commercial Services & Supplies	558,454

	Communication Equipment – 1.9%

8,159	Ciena Corporation, (2)	211,318

1,818	Palo Alto Networks, Incorporated, (2)	330,003
	Total Communication Equipment	541,321

	Construction Materials – 1.6%

2,799	Eagle Materials Inc.	288,437

2,644	US Concrete, Inc., (2)	159,698
	Total Construction Materials	448,135

	Distributors – 1.6%

4,503	LKQ Corporation, (2)	170,889

2,026	Pool Corporation	296,242
	Total Distributors	467,131

	Diversified Financial Services – 1.1%

6,217	Voya Financial Inc.	313,959

	Electrical Equipment – 1.3%

2,111	Rockwell Automation, Inc.	367,736

	Electronic Equipment & Instruments – 1.5%

1,387	SYNNEX Corporation	164,221

7,694	Trimble Navigation Limited, (2)	276,061
	Total Electronic Equipment & Instruments	440,282

	Energy Equipment & Services – 0.8%

6,395	Patterson-UTI Energy, Inc.	111,976

6,128	RPC Inc.	110,488
	Total Energy Equipment & Services	222,464

	Equity Real Estate Investment Trust – 5.5%

5,356	DCT Industrial Trust Inc.	301,757

9,368	Duke Realty Corporation	248,065

Shares	Description (1)	Value

	Equity Real Estate Investment Trust (continued)

11,733	Host Hotels & Resorts Inc.	$218,703

5,235	UDR Inc.	186,471

608	Equinix Inc.	254,229

10,413	Weyerhaeuser Company	364,455
	Total Equity Real Estate Investment Trust	1,573,680

	Food Products – 2.1%

1,069	Ingredion Inc.	137,815

5,197	Lamb Weston Holding, Inc.	302,569

2,851	Pinnacle Foods Inc.	154,239
	Total Food Products	594,623

	Health Care Equipment & Supplies – 3.9%

3,306	Edwards Lifesciences Corporation, (2)	461,253

2,663	Hologic Inc., (2)	99,490

441	Intuitive Surgical, Inc., (2)	182,058

3,444	Zimmer Biomet Holdings, Inc.	375,534
	Total Health Care Equipment & Supplies	1,118,335

	Health Care Providers & Services – 1.3%

1,219	CIGNA Corporation	204,475

816	Wellcare Health Plans Inc., (2)	158,002
	Total Health Care Providers & Services	362,477

	Hotels, Restaurants & Leisure – 6.3%

1,546	Dominos Pizza Inc.	361,084

6,317	Hilton Grand Vacations, Inc., (2)	271,757

1,247	Marriott International, Inc., Class A	169,567

4,706	Norwegian Cruise Line Holdings Limited, (2)	249,277

2,496	Royal Caribbean Cruises Limited	293,879

8,739	The Wendy’s Company	153,369

2,617	Wyndham Worldwide Corporation	299,463
	Total Hotels, Restaurants & Leisure	1,798,396

	Household Durables – 1.1%

1,377	Mohawk Industries Inc., (2)	319,767

	Household Products – 0.6%

3,434	Church & Dwight Company Inc.	172,936

	Insurance – 4.9%

3,933	Arthur J. Gallagher & Co.	270,315

4,817	Lincoln National Corporation	351,930

7,195	Progressive Corporation	438,391

4,795	WR Berkley Corporation	348,596
	Total Insurance	1,409,232

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)	Value

	IT Services – 5.0%

2,667	Amdocs Limited	$177,942

2,596	DXC Technology Company	260,976

1,094	Fidelity National Information Services	105,352

13,910	First Data Corporation, Class A Shares, (2)	222,560

4,116	Fiserv, Inc., (2)	293,512

4,324	Worldpay, Inc., (2)	355,606
	Total IT Services	1,415,948

	Life Sciences Tools & Services – 2.1%

5,504	Agilent Technologies, Inc.	368,218

7,326	Bruker Biosciences Corporation	219,194
	Total Life Sciences Tools & Services	587,412

	Machinery – 7.1%

6,114	Donaldson Company, Inc.	275,436

2,072	Fortive Corporation	160,621

5,247	Graco Inc.	239,893

1,620	John Bean Technologies Corporation	183,708

3,083	Lincoln Electric Holdings Inc.	277,316

2,472	Stanley Black & Decker Inc.	378,710

4,526	Timken Company	206,386

1,807	Wabtec Corporation	147,090

7,803	Welbilt Incorporation, (2)	151,768
	Total Machinery	2,020,928

	Media – 0.9%

10,883	Lions Gate Entertainment Corporation, Equity	262,063

	Metals & Mining – 0.9%

14,575	Freeport-McMoRan, Inc.	256,083

	Multiline Retail – 0.5%

5,175	Macy’s, Inc.	153,905

	Multi-Utilities – 4.8%

4,991	Ameren Corporation	282,640

10,926	CenterPoint Energy, Inc.	299,372

5,218	CMS Energy Corporation	236,323

2,649	DTE Energy Company	276,556

4,407	WEC Energy Group, Inc.	276,319
	Total Multi-Utilities	1,371,210

	Oil, Gas & Consumable Fuels – 4.0%

5,673	Cheniere Energy Inc., (2)	303,222

1,696	Concho Resources Inc., (2)	254,960

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

15,757	Marathon Oil Corporation	$254,160

5,803	ONEOK, Inc.	330,307
	Total Oil, Gas & Consumable Fuels	1,142,649

	Road & Rail – 1.8%

2,677	Kansas City Southern Industries	294,068

1,981	Landstar System	217,217
	Total Road & Rail	511,285

	Semiconductors & Semiconductor Equipment – 2.8%

3,880	Analog Devices, Inc.	353,584

2,322	KLA-Tencor Corporation	253,121

4,809	Versum Materials, Inc.	180,963
	Total Semiconductors & Semiconductor Equipment	787,668

	Software – 5.7%

1,818	Ansys Inc., (2)	284,862

4,143	Parametric Technology Corporation, (2)	323,195

1,857	Red Hat, Inc., (2)	277,640

1,304	ServiceNow Inc., (2)	215,747

3,472	Synopsys Inc., (2)	289,009

2,495	Take-Two Interactive Software, Inc., (2)	243,961
	Total Software	1,634,414

	Specialty Retail – 2.5%

1,561	Burlington Store Inc., (2)	207,847

2,385	Lithia Motors Inc.	239,740

2,852	Tiffany & Co.	278,526
	Total Specialty Retail	726,113

	Technology Hardware, Storage & Peripherals – 0.8%

2,384	Western Digital Corporation	219,972

	Thrifts & Mortgage Finance – 1.2%

5,633	Walker & Dunlop Inc.	334,713

	Trading Companies & Distributors – 0.5%

4,023	HD Supply Holdings Inc., (2)	152,633
	Total Long-Term Investments (cost $23,585,498)	29,132,356
	Other Assets Less Liabilities – (2.1)%	(595,041)
	Net Assets – 100%	$28,537,315

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Symphony Small Cap Core Fund

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.7%

	COMMON STOCKS – 98.7%

	Aerospace & Defense – 1.9%

3,871	BWX Technologies, Inc.	$245,925

6,133	Hexcel Corporation	396,130
	Total Aerospace & Defense	642,055

	Airlines – 1.0%

8,690	Spirit Airline Holdings, (2)	328,308

	Banks – 8.4%

7,237	Banner Corporation	401,581

5,427	Enterprise Financial Services Corporation	254,526

7,898	German American Bancorp, Inc.	263,398

5,315	Hancock Holding Company	274,786

7,823	Metropolitan Bank Holding Co., (2)	329,427

5,902	Popular Inc.	245,641

7,137	Trico Bancshares	265,639

5,383	Western Alliance Bancorporation, (2)	312,806

5,305	Wintrust Financial Corporation	456,495
	Total Banks	2,804,299

	Biotechnology – 2.2%

1,603	AveXis, Incorporated, (2)	198,099

2,758	Puma Biotechnology Inc., (2)	187,682

10,028	Sangamo Biosciences, Inc., (2)	190,532

2,126	Sarepta Therapeutics Inc., (2)	157,515
	Total Biotechnology	733,828

	Building Products – 1.8%

15,362	Armstrong Flooring, Inc., (2)	208,462

12,713	Jeld-Wen Holding, Inc., (2)	389,272
	Total Building Products	597,734

	Capital Markets – 3.1%

8,783	LPL Investments Holdings Inc.	536,378

6,029	Piper Jaffray Companies	500,708
	Total Capital Markets	1,037,086

	Chemicals – 7.0%

10,814	AdvanSix, Inc., (2)	376,111

6,134	Chemours Company	298,787

6,525	Ingevity Corporation, (2)	480,827

Shares	Description (1)	Value

	Chemicals (continued)

10,746	Olin Corporation	$326,571

46,539	Platform Specialty Products Corporation, (2)	448,171

17,423	Valvoline, Inc.	385,571
	Total Chemicals	2,316,038

	Commercial Services & Supplies – 1.7%

1,905	UniFirst Corporation	307,943

3,783	Waste Connections Inc.	271,392
	Total Commercial Services & Supplies	579,335

	Communications Equipment – 0.8%

4,433	Netgear, Inc., (2)	253,568

	Construction & Engineering – 0.9%

6,040	MasTec Inc., (2)	284,182

	Construction Materials – 0.8%

8,715	Summit Materials, Inc., Class A Shares, (2)	263,890

	Consumer Finance – 5.3%

27,831	Enova International, Inc., (2)	613,674

11,547	Green Dot Corporation, Class A Shares, (2)	740,856

24,054	Santander Consumer USA Holdings Inc.	392,080
	Total Consumer Finance	1,746,610

	Electronic Equipment, Instruments & Components – 1.2%

3,478	SYNNEX Corporation	411,795

	Energy Equipment & Services – 0.7%

12,584	Patterson-UTI Energy, Inc.	220,346

	Equity Real Estate Investment Trusts – 4.8%

3,309	CyrusOne Inc.	169,454

7,647	DCT Industrial Trust Inc.	430,832

2,551	PS Business Parks Inc.	288,365

38,929	Spirit Realty Capital Inc.	302,089

16,937	STAG Industrial Inc.	405,133
	Total Equity Real Estate Investment Trusts	1,595,873

	Food & Staples Retailing – 1.2%

13,519	Performance Food Group Company, (2)	403,542

	Food Products – 2.3%

7,970	B&G Foods Inc.	188,889

4,335	Lamb Weston Holding, Inc.	252,384

5,901	Pinnacle Foods Inc.	319,244
	Total Food Products	760,517

Nuveen Symphony Small Cap Core Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)	Value

	Gas Utilities – 1.8%

2,821	Northwest Natural Gas Company	$162,631

6,062	Spire, Inc.	438,283
	Total Gas Utilities	600,914

	Health Care Equipment & Supplies – 1.0%

7,508	Merit Medical Systems, Inc., (2)	340,488

	Health Care Providers & Services – 2.0%

4,906	Molina Healthcare Inc., (2)	398,269

6,605	Tivity Health Inc., (2)	261,888
	Total Health Care Providers & Services	660,157

	Health Care Technology – 1.8%

1,571	AthenaHealth Inc., (2)	224,700

26,648	Quality Systems Inc.	363,745
	Total Health Care Technology	588,445

	Hotels, Restaurants & Leisure – 6.5%

10,523	Eldorado Resorts Inc., (2)	347,259

10,701	Extended Stay America Inc.	211,559

4,239	Hilton Grand Vacations, Inc., (2)	182,362

3,362	Marriott Vacations World	447,818

22,172	Penn National Gaming, Inc., (2)	582,237

9,113	Scientific Games Corporation, (2)	379,101
	Total Hotels, Restaurants & Leisure	2,150,336

	Household Products – 0.8%

2,147	WD 40 Company	282,760

	Insurance – 4.2%

5,657	Argo Group International Holdings Inc.	324,703

5,502	Aspen Insurance Holdings Limited	246,765

7,856	Employers Holdings, Inc.	317,775

5,203	Primerica Inc.	502,610
	Total Insurance	1,391,853

	Internet and Direct Marketing Retail – 0.6%

5,420	Overstock.com, Inc., (2)	196,475

	Internet Software & Services – 3.2%

15,957	Box, Inc., Class A Shares, (2)	327,916

5,366	GoDaddy, Inc., Class A Shares, (2)	329,580

9,999	Okta Inc., (2)	398,460
	Total Internet Software & Services	1,055,956

	IT Services – 0.8%

1,608	WEX, Inc., (2)	251,845

Shares	Description (1)	Value

	Life Sciences Tools & Services – 1.9%

3,755	Charles River Laboratories International, Inc., (2)	$400,809

6,602	Syneos Health, Inc., (2)	234,371
	Total Life Sciences Tools & Services	635,180

	Machinery – 3.7%

8,070	Chart Industries, Inc., (2)	476,372

10,041	Kennametal Inc.	403,247

17,447	Welbilt Incorporation, (2)	339,344
	Total Machinery	1,218,963

	Media – 2.0%

10,666	Lions Gate Entertainment Corporation, Equity	256,837

6,287	Nexstar Broadcasting Group, Inc.	418,086
	Total Media	674,923

	Multi-Utilities – 1.3%

9,177	Unitil Corp.	425,905

	Oil, Gas & Consumable Fuels – 0.5%

5,962	CVTR Energy Inc.	180,172

	Pharmaceuticals – 0.9%

7,305	Catalent, Inc., (2)	299,943

	Professional Services – 0.7%

12,966	Navigant Consulting Inc., (2)	249,466

	Real Estate Management & Development – 2.1%

17,244	Five Point Holdings LLC, (2)	245,899

30,931	Newmark Group, Inc., (2)	469,842
	Total Real Estate Management & Development	715,741

	Road & Rail – 1.3%

5,999	Genesee & Wyoming Inc., (2)	424,669

	Semiconductors & Semiconductor Equipment – 2.6%

15,369	Axcelis Technologies Inc., (2)	378,077

18,291	Cypress Semiconductor Corporation	310,215

5,636	Integrated Device Technology, Inc., (2)	172,236
	Total Semiconductors & Semiconductor Equipment	860,528

	Software – 6.8%

6,042	Aspen Technology Inc., (2)	476,653

11,966	Bottomline Technologies, Inc., (2)	463,683

6,078	Parametric Technology Corporation, (2)	474,145

6,313	Take-Two Interactive Software, Inc., (2)	617,285

976	Ultimate Software Group, Inc., (2)	237,851
	Total Software	2,269,617

Nuveen Symphony Small Cap Core Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)			Value

	Thrifts & Mortgage Finance – 4.2%

2,800	Meta Financial Group, Inc.			$305,760

8,637	Radian Group Inc.			164,448

16,211	United Financial Bancorp Inc.			262,618

10,960	Walker & Dunlop Inc.			651,243
	Total Thrifts & Mortgage Finance			1,384,069

	Trading Companies & Distributors – 2.9%

4,629	Herc Holdings, Inc., (2)			300,654

12,591	Triton International Limited of Bermuda			385,285

9,884	Univar Inc., (2)			274,282
	Total Trading Companies & Distributors			960,221
	Total Long-Term Investments (cost $27,591,743)			32,797,632

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 1.3%

	INVESTMENT COMPANIES – 1.3%

440,187	BlackRock Liquidity Funds T-Fund Portfolio	1.553%	(3)	$440,187
	Total Short-Term Investments (cost $440,187)			440,187
	Total Investments (cost $28,031,930) – 100.0%			33,237,819
	Other Assets Less Liabilities – (0.0)%			(6,135)
	Net Assets – 100%			$33,231,684

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

March 31, 2018

(Unaudited)

	Symphony International Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Assets
Long-term investments, at value (cost $14,484,308, $23,585,498 and $27,591,743, respectively)	$16,521,895	$29,132,356	$32,797,632
Short-term investments, at value (cost approximates value)	159,846	—	440,187
Cash	5,979	—	1,810
Cash denominated in foreign currencies (cost $63,685, $— and $—, respectively)	64,182	—	—
Receivable for:
Dividends	56,021	25,403	26,840
From Adviser	1,860	—	—
Interest	142	4	759
Investments sold	175,905	—	235,025
Reclaims	32,586	—	—
Shares sold	240	639	—
Other assets	23,137	31,712	35,673
Total assets	17,041,793	29,190,114	33,537,926
Liabilities
Cash overdraft	—	485,471	—
Payable For:
Investment purchased	67,413	—	247,993
Shares redeemed	—	92,070	—
Accrued expenses:
Custodian fees	48,541	26,322	16,771
Management fees	—	2,389	20,166
Professional fees	9,503	8,543	8,312
Trustees fees	228	412	444
12b-1 distribution and service fees	848	4,811	376
Other	6,431	32,781	12,180
Total liabilities	132,964	652,799	306,242
Net assets	$16,908,829	$28,537,315	$33,231,684
Class A Shares
Net assets	$2,740,732	$10,648,294	$704,528
Shares outstanding	127,581	260,277	25,841
Net asset value (“NAV”) per share	$21.48	$40.91	$27.26
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$22.79	$43.41	$28.92
Class C Shares
Net assets	$201,868	$2,817,516	$245,295
Shares outstanding	9,502	74,673	9,302
NAV and offering price per share	$21.24	$37.73	$26.37
Class R3 Shares
Net assets	$72,700	$9,833	$—
Shares outstanding	3,378	243	—
NAV and offering price per share	$21.52	$40.50	$—
Class I Shares
Net assets	$13,893,529	$15,061,672	$32,281,861
Shares outstanding	647,107	359,810	1,171,505
NAV and offering price per share	$21.47	$41.86	$27.56
Net assets consist of:
Capital paid-in	$13,932,036	$21,433,183	$24,269,538
Undistributed (Over-distribution of) net investment income	44,014	46,602	(3,366)
Accumulated net realized gain (loss)	892,937	1,510,672	3,759,623
Net unrealized appreciation (depreciation)	2,039,842	5,546,858	5,205,889
Net assets	$16,908,829	$28,537,315	$33,231,684
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2018

(Unaudited)

	Symphony International Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Investment Income (net of foreign tax withheld of $15,396, $147 and $653, respectively)	$147,852	$219,495	$182,990
Expenses
Management fees	62,052	115,429	136,319
12b-1 service fees – Class A Shares	3,374	14,363	836
12b-1 distribution and service fees – Class C Shares	1,000	14,289	1,244
12b-1 distribution and service fees – Class R3 Shares	183	24	—
Shareholder servicing agent fees	2,250	34,531	1,155
Custodian fees	36,314	18,687	11,125
Trustees fees	257	469	512
Professional fees	16,859	12,497	11,522
Shareholder reporting expenses	4,854	15,396	4,628
Federal and state registration fees	29,823	30,395	25,209
Other	4,558	4,777	4,081
Total expenses before fee waiver/expense reimbursement	161,524	260,857	196,631
Fee waiver/expense reimbursement	(73,815)	(88,810)	(17,741)
Net expenses	87,709	172,047	178,890
Net investment income (loss)	60,143	47,448	4,100
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	1,189,504	1,722,704	3,924,974
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(352,546)	(414,494)	(2,025,451)
Net realized and unrealized gain (loss)	836,958	1,308,210	1,899,523
Net increase (decrease) in net assets from operations	$897,101	$1,355,658	$1,903,623

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Symphony International Equity		Symphony Mid-Cap Core
	Six Months Ended 3/31/18	Year Ended 9/30/17	Six Months Ended 3/31/18	Year Ended 9/30/17
Operations
Net investment income (loss)	$60,143	$252,132	$47,448	$176,546
Net realized gain (loss) from investments and foreign currency	1,189,504	1,292,038	1,722,704	1,841,723
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(352,546)	1,670,711	(414,494)	2,217,781
Net increase (decrease) in net assets from operations	897,101	3,214,881	1,355,658	4,236,050
Distributions to Shareholders
From net investment income:
Class A Shares	(40,780)	(23,537)	(66,467)	—
Class C Shares	(1,685)	(992)	—	—
Class R3 Shares	(950)	(569)	(31)	—
Class I Shares	(258,589)	(196,352)	(135,379)	—
From accumulated net realized gains:
Class A Shares	(64,086)	—	(731,361)	—
Class C Shares	(4,891)	—	(195,549)	—
Class R3 Shares	(1,794)	—	(596)	—
Class I Shares	(354,195)	—	(1,048,443)	—
Decrease in net assets from distributions to shareholders	(726,970)	(221,450)	(2,177,826)	—
Fund Share Transactions
Proceeds from sale of shares	1,471,088	1,673,581	605,289	3,216,856
Proceeds from shares issued to shareholders due to reinvestment of distributions	692,758	213,437	1,472,785	—
	2,163,846	1,887,018	2,078,074	3,216,856
Cost of shares redeemed	(1,778,558)	(5,304,388)	(4,263,074)	(10,258,933)
Net increase (decrease) in net assets from Fund share transactions	385,288	(3,417,370)	(2,185,000)	(7,042,077)
Net increase (decrease) in net assets	555,419	(423,939)	(3,007,168)	(2,806,027)
Net assets at the beginning of period	16,353,410	16,777,349	31,544,483	34,350,510
Net assets at the end of period	$16,908,829	$16,353,410	$28,537,315	$31,544,483
Undistributed (Over-distribution of) net investment income at the end of period	$44,014	$285,875	$46,602	$201,031

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	Symphony Small Cap Core
	Six Months Ended 3/31/18	Year Ended 9/30/17
Operations
Net investment income (loss)	$4,100	$(33,280)
Net realized gain (loss) from investments and foreign currency	3,924,974	1,262,183
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(2,025,451)	4,540,219
Net increase (decrease) in net assets from operations	1,903,623	5,769,122
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class I Shares	—	—
From accumulated net realized gains:
Class A Shares	(21,311)	—
Class C Shares	(8,474)	—
Class R3 Shares	—	—
Class I Shares	(1,108,231)	—
Decrease in net assets from distributions to shareholders	(1,138,016)	—
Fund Share Transactions
Proceeds from sale of shares	364,418	632,439
Proceeds from shares issued to shareholders due to reinvestment of distributions	29,826	—
	394,244	632,439
Cost of shares redeemed	(319,971)	(317,683)
Net increase (decrease) in net assets from Fund share transactions	74,273	314,756
Net increase (decrease) in net assets	839,880	6,083,878
Net assets at the beginning of period	32,391,804	26,307,926
Net assets at the end of period	$33,231,684	$32,391,804
Undistributed (Over-distribution of) net investment income at the end of period	$(3,366)	$(7,466)

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Symphony International Equity

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/08)
2018(e)	$21.24	$0.06	$1.04	$1.10	$(0.33)	$(0.53)	$(0.86)	$21.48
2017	17.73	0.23	3.49	3.72	(0.21)	—	(0.21)	21.24
2016	17.11	0.21	0.83	1.04	(0.19)	(0.23)	(0.42)	17.73
2015	18.71	0.20	(1.65)	(1.45)	(0.15)	—	(0.15)	17.11
2014	17.95	0.36	0.58	0.94	(0.18)	—	(0.18)	18.71
2013	14.97	0.24	2.80	3.04	(0.06)	—	(0.06)	17.95
Class C (05/08)
2018(e)	20.95	(0.03)	1.03	1.00	(0.18)	(0.53)	(0.71)	21.24
2017	17.49	0.09	3.45	3.54	(0.08)	—	(0.08)	20.95
2016	16.88	0.05	0.84	0.89	(0.05)	(0.23)	(0.28)	17.49
2015	18.45	0.08	(1.64)	(1.56)	(0.01)	—	(0.01)	16.88
2014	17.71	0.20	0.59	0.79	(0.05)	—	(0.05)	18.45
2013	14.83	0.12	2.76	2.88	—	—	—	17.71
Class R3 (10/10)
2018(e)	21.26	0.03	1.04	1.07	(0.28)	(0.53)	(0.81)	21.52
2017	17.75	0.21	3.47	3.68	(0.17)	—	(0.17)	21.26
2016	17.13	0.15	0.84	0.99	(0.14)	(0.23)	(0.37)	17.75
2015	18.73	0.15	(1.64)	(1.49)	(0.11)	—	(0.11)	17.13
2014	17.97	0.27	0.63	0.90	(0.14)	—	(0.14)	18.73
2013	14.99	0.20	2.80	3.00	(0.02)	—	(0.02)	17.97
Class I (05/08)
2018(e)	21.25	0.08	1.05	1.13	(0.38)	(0.53)	(0.91)	21.47
2017	17.74	0.30	3.47	3.77	(0.26)	—	(0.26)	21.25
2016	17.12	0.24	0.84	1.08	(0.23)	(0.23)	(0.46)	17.74
2015	18.73	0.24	(1.65)	(1.41)	(0.20)	—	(0.20)	17.12
2014	17.96	0.33	0.67	1.00	(0.23)	—	(0.23)	18.73
2013	14.98	0.31	2.76	3.07	(0.09)	—	(0.09)	17.96

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

5.30%	$2,741	2.05	%*	(0.28)%*	1.20	%*	0.57	%*	51%
21.27	1,902	2.04		0.37	1.20		1.21		96
6.07	1,697	1.86		0.65	1.31		1.20		82
(7.76)	1,573	1.85		0.59	1.34		1.10		186
5.25	707	2.21		1.04	1.35		1.90		42
20.33	108	3.18		(0.37)	1.35		1.46		18

4.87	202	2.79	*	(1.08)*	1.95	*	(0.24	)*	51
20.37	183	2.80		(0.36)	1.95		0.49		96
5.25	220	2.62		(0.28)	2.06		0.27		82
(8.44)	332	2.58		(0.03)	2.09		0.45		186
4.48	238	3.11		0.04	2.10		1.06		42
19.42	216	3.90		(1.08)	2.10		0.73		18

5.15	73	2.29	*	(0.60)*	1.45	*	0.25	*	51
20.95	71	2.29		0.29	1.45		1.12		96
5.78	59	2.12		0.32	1.56		0.88		82
(7.99)	55	2.06		0.33	1.60		0.80		186
5.01	60	2.61		0.44	1.60		1.45		42
20.02	57	3.44		(0.60)	1.60		1.24		18

5.45	13,894	1.79	*	(0.12)*	0.95	*	0.72	*	51
21.55	14,197	1.79		0.76	0.95		1.60		96
6.34	14,802	1.61		0.84	1.06		1.40		82
(7.57)	14,647	1.55		0.82	1.09		1.27		186
5.55	17,731	2.00		0.85	1.10		1.75		42
20.61	6,806	2.80		0.16	1.10		1.86		18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2018.
*	Annualized

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Symphony Mid-Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/06)
2018(e)	$42.15	$0.05	$1.69	$1.74	$(0.24)	$(2.74)	$(2.98)	$40.91
2017	36.98	0.18	4.99	5.17	—	—	—	42.15
2016	34.35	(0.01)	2.64	2.63	—	—	—	36.98
2015	34.22	(0.06)	0.21	0.15	—	(0.02)	(0.02)	34.35
2014	30.11	(0.06)	4.54	4.48	—	(0.37)	(0.37)	34.22
2013	25.06	0.14	5.10	5.24	(0.19)	—	(0.19)	30.11
Class C (05/06)
2018(e)	39.02	(0.10)	1.55	1.45	—	(2.74)	(2.74)	37.73
2017	34.48	(0.10)	4.64	4.54	—	—	—	39.02
2016	32.27	(0.26)	2.47	2.21	—	—	—	34.48
2015	32.40	(0.32)	0.21	(0.11)	—	(0.02)	(0.02)	32.27
2014	28.74	(0.29)	4.32	4.03	—	(0.37)	(0.37)	32.40
2013	23.92	(0.07)	4.89	4.82	— *	—	—	28.74
Class R3 (05/09)
2018(e)	41.71	— *	1.66	1.66	(0.13)	(2.74)	(2.87)	40.50
2017	36.69	0.08	4.94	5.02	—	—	—	41.71
2016	34.13	(0.09)	2.65	2.56	—	—	—	36.69
2015	34.10	(0.15)	0.20	0.05	—	(0.02)	(0.02)	34.13
2014	30.08	(0.15)	4.54	4.39	—	(0.37)	(0.37)	34.10
2013	25.04	0.06	5.11	5.17	(0.13)	—	(0.13)	30.08
Class I (05/06)
2018(e)	43.12	0.11	1.72	1.83	(0.35)	(2.74)	(3.09)	41.86
2017	37.73	0.29	5.10	5.39	—	—	—	43.12
2016	34.96	0.08	2.69	2.77	—	—	—	37.73
2015	34.75	0.03	0.21	0.24	(0.01)	(0.02)	(0.03)	34.96
2014	30.50	0.03	4.60	4.63	(0.01)	(0.37)	(0.38)	34.75
2013	25.39	0.21	5.15	5.36	(0.25)	—	(0.25)	30.50

Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.13%	$10,648	1.76	%**	(0.33	)%**	1.18	%**	0.25%**	33%
13.98	11,401	1.69		(0.05)		1.18		0.46	66
7.66	12,562	1.62		(0.32)		1.34		(0.03)	70
0.43	12,724	1.50		(0.28)		1.39		(0.17)	128
15.01	14,225	1.60		(0.38)		1.39		(0.17)	141
21.02	2,426	2.97		(1.09)		1.37		0.52	163

3.72	2,818	2.51	**	(1.07	)**	1.93	**	(0.49)**	33
13.17	2,759	2.45		(0.78)		1.93		(0.26)	66
6.85	2,295	2.37		(1.07)		2.09		(0.79)	70
(0.34)	2,318	2.25		(1.03)		2.14		(0.92)	128
14.15	2,643	2.35		(1.14)		2.14		(0.92)	141
20.12	750	3.73		(1.87)		2.12		(0.25)	163

3.97	10	2.02	**	(0.59	)**	1.43	**	— ***	33
13.71	9	1.94		(0.31)		1.43		0.20	66
7.47	13	1.88		(0.50)		1.63		(0.25)	70
0.17	108	1.75		(0.53)		1.64		(0.42)	128
14.72	109	1.86		(0.69)		1.64		(0.47)	141
20.70	448	3.24		(1.40)		1.62		0.22	163

4.24	15,062	1.50	**	(0.09	)**	0.93	**	0.49 **	33
14.29	17,376	1.44		0.20		0.93		0.72	66
7.92	19,481	1.37		(0.07)		1.09		0.21	70
0.68	22,867	1.24		(0.03)		1.14		0.07	128
15.30	36,623	1.35		(0.11)		1.14		0.10	141
21.35	1,654	2.72		(0.86)		1.12		0.75	163

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2018.
*	Rounds to less than $.01 per share.
**	Annualized
***	Annualized and rounds to less than 0.01%.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Symphony Small Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/13)
2018(f)	$26.67	$(0.03)	$1.57	$1.54	$—		$(0.95)	$(0.95)	$27.26
2017	21.95	(0.08)	4.80	4.72	—		—	—	26.67
2016	19.72	(0.04)	2.27	2.23	—		—	—	21.95
2015	20.03	(0.07)	(0.24)	(0.31)	—		—	—	19.72
2014(e)	20.00	(0.03)	0.06	0.03	—		—	—	20.03
Class C (12/13)
2018(f)	25.92	(0.13)	1.53	1.40	—		(0.95)	(0.95)	26.37
2017	21.49	(0.26)	4.69	4.43	—		—	—	25.92
2016	19.46	(0.18)	2.21	2.03	—		—	—	21.49
2015	19.91	(0.24)	(0.21)	(0.45)	—		—	—	19.46
2014(e)	20.00	(0.15)	0.06	(0.09)	—		—	—	19.91
Class I (12/13)
2018(f)	26.92	0.01	1.58	1.59	—		(0.95)	(0.95)	27.56
2017	22.10	(0.02)	4.84	4.82	—		—	—	26.92
2016	19.80	(0.01)	2.31	2.30	—		—	—	22.10
2015	20.07	(0.02)	(0.25)	(0.27)	—	*	—	—	19.80
2014(e)	20.00	0.01	0.06	0.07	—		—	—	20.07

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

5.79%	$705	1.40	%**	(0.30	)%**	1.30	%**	(0.20	)%**	45%
21.50	652	1.44		(0.48)		1.30		(0.33)		65
11.36	273	2.28		(1.12)		1.34		(0.18)		54
(1.60)	117	6.53		(5.50)		1.36		(0.33)		86
0.15	50	4.83	**	(3.65	)**	1.37	**	(0.19	)**	51

5.37	245	2.15	**	(1.07	)**	2.05	**	(0.96	)**	45
20.61	239	2.19		(1.24)		2.05		(1.09)		65
10.49	177	3.46		(2.25)		2.10		(0.90)		54
(2.31)	184	7.59		(6.59)		2.11		(1.12)		86
(0.45)	50	5.58	**	(4.40	)**	2.12	**	(0.94	)**	51

5.89	32,282	1.16	**	(0.07	)**	1.05	**	0.04	**	45
21.81	31,501	1.19		(0.24)		1.05		(0.10)		65
11.67	25,858	1.35		(0.31)		1.09		(0.05)		54
(1.37)	1,208	6.21		(5.17)		1.11		(0.07)		86
0.35	1,042	4.58	**	(3.39	)**	1.12	**	0.07	**	51

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 10, 2013 (commencement of operations) through September 30, 2014.
(f)	For the six months ended March 31, 2018.
*	Rounds to less than $.01 per share.
**	Annualized

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony International Equity Fund (“Symphony International Equity”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”) and Nuveen Symphony Small Cap Core Fund (“Symphony Small Cap Core”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is March 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC (“The Sub Adviser”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds.

Fund Liquidations

On March 2, 2018, the Adviser announced that the Funds will be liquidated after the close of business on May 11, 2018, as approved by the Funds’ Board of Trustees (the “Board”). Effective April 4, 2018, the Funds stopped accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that held Fund shares as of March 2, 2018 could continue to purchase Fund shares until May 7, 2018 (subsequent to the close of this reporting period). Existing shareholders continued to reinvest dividends and capital gains distributions received from the Funds. The liquidation took place after the close of business on May 11, 2018, at which time shareholders received the proceeds of the liquidation.

Investment Objectives

Each Fund’s investment objective is to seek long-term capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-lnvestment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Symphony International Equity
Outstanding when-issued/delayed delivery purchase commitments	$67,413

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing service (“pricing service”). As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony International Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,131,701	$14,390,194	$—	$16,521,895
Short-Term Investments:
Investment Companies	159,846	—	—	159,846
Total	$2,291,547	$14,390,194	$—	$16,681,741

Symphony Mid-Cap Core
Long-Term Investments*:
Common Stocks	$29,132,356	$—	$—	$29,132,356

Symphony Small Cap Core
Long-Term Investments*:
Common Stocks	$32,797,632	$—	$—	$32,797,632
Short-Term Investments:
Investment Companies	440,187	—	—	440,187
Total	$33,237,819	$—	$—	$33,237,819
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The table below presents the transfers in and out of the three valuation levels for the following Fund as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Symphony International Equity
Common Stock	$—	$(484,219)	$484,219	$—	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing service for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transaction.

Symphony International Equity	Value	% of Net Assets
Country:
Japan	$3,712,668	22.0%
United Kingdom	1,997,601	11.8
Canada	1,324,463	7.8
Germany	1,227,727	7.3
France	968,504	5.7
Australia	779,659	4.6
Switzerland	760,618	4.5
Sweden	599,912	3.5
Spain	542,885	3.2
Belgium	517,246	3.1
Ireland	505,666	3.0
Hong Kong	489,896	2.9
Other	3,095,050	18.4
Total non-U.S. securities	$16,521,895	97.8%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

4. Fund Shares

Symphony Small Cap Core has an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which are not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/18		Year Ended 9/30/17
Symphony International Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	61,070	$1,339,437	42,686	$790,202
Class C	1,105	23,525	2,162	44,924
Class R3	21	435	23	432
Class I	4,914	107,691	44,616	838,023
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,784	80,090	1,007	17,424
Class C	306	6,368	43	730
Class R3	—	—	—	—
Class I	28,633	606,300	11,294	195,283
	99,833	2,163,846	101,831	1,887,018
Shares redeemed:
Class A	(26,830)	(580,344)	(49,836)	(917,131)
Class C	(650)	(13,985)	(6,037)	(114,346)
Class R3	—	—	—	—
Class I	(54,393)	(1,184,229)	(222,379)	(4,272,911)
	(81,873)	(1,778,558)	(278,252)	(5,304,388)
Net increase (decrease)	17,960	$385,288	(176,421)	$(3,417,370)

	Six Months Ended 3/31/18		Year Ended 9/30/17
Symphony Mid-Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,367	$267,762	27,971	$1,097,057
Class C	4,020	157,735	18,119	666,092
Class R3	17	693	160	6,140
Class I	4,152	179,099	35,931	1,447,567
Shares issued to shareholders due to reinvestment of distributions:
Class A	19,160	788,247	—	—
Class C	5,166	195,211	—	—
Class R3	15	627	—	—
Class I	11,592	488,700	—	—
	50,489	2,078,074	82,181	3,216,856
Shares redeemed:
Class A	(35,699)	(1,495,291)	(97,208)	(3,781,853)
Class C	(5,221)	(200,863)	(13,952)	(513,927)
Class R3	—	—	(295)	(11,671)
Class I	(58,937)	(2,566,920)	(149,223)	(5,951,482)
	(99,857)	(4,263,074)	(260,678)	(10,258,933)
Net increase (decrease)	(49,368)	$(2,185,000)	(178,497)	$(7,042,077)

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 3/31/18		Year Ended 9/30/17
Symphony Small Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,545	$321,391	13,729	$335,289
Class C	497	13,500	7,007	162,116
Class I	1,035	29,527	5,304	135,034
Shares issued to shareholders due to reinvestment of distributions:
Class A	693	18,945	—	—
Class C	231	6,108	—	—
Class I	172	4,773	—	—
	14,173	394,244	26,040	632,439
Shares redeemed:
Class A	(10,823)	(300,323)	(1,744)	(42,981)
Class C	(659)	(17,842)	(5,986)	(147,245)
Class I	(62)	(1,806)	(5,096)	(127,457)
	(11,544)	(319,971)	(12,826)	(317,683)
Net increase (decrease)	2,629	$74,273	13,214	$314,756

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Symphony International Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Purchases	$8,598,875	$10,014,866	$14,883,016
Sales	9,072,213	13,743,810	15,926,942

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2018.

	Symphony International Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Tax cost of investments	$14,646,819	$23,643,062	$28,032,080
Gross unrealized:
Appreciation	$2,338,086	$5,996,929	$6,284,886
Depreciation	(303,164)	(507,635)	(1,079,147)
Net unrealized appreciation (depreciation) of investments	$2,034,922	$5,489,294	$5,205,739

Permanent differences, primarily due to federal taxes paid, tax equalization, net operating losses, expiration of capital loss carryforwards, foreign currency transactions, and investments in passive foreign investment companies resulted in reclassifications among the Funds’ components of net assets as of September 30, 2017, the Funds’ last tax year end, as follows:

	Symphony International Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Capital paid-in	$460	$(2,114)	$(47,459)
Undistributed (Over-distribution of) net investment income	33,202	24,485	39,686
Accumulated net realized gain (loss)	(33,662)	(22,371)	7,773

The tax components of undistributed net ordinary income and long-term capital gains as of September 30, 2017, the Funds’ last tax year end, were as follows:

	Symphony International Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Undistributed net ordinary income[1]	$287,223	$344,562	$—
Undistributed net long-term capital gains	129,716	1,677,950	972,815
[1]	Net ordinary income consist of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2017, was designated for purposes of the dividends paid deduction as follows:

2017	Symphony International Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Distributions from net ordinary income[1]	$221,450	$—	$—
Distributions from net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the Funds’ last tax year ended September 30, 2017, the following Funds utilized capital loss carryforwards as follows:

	Symphony International Equity	Symphony Small Cap Core
Utilized capital loss carryforwards	$1,127,348	$287,563

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Symphony Small Cap Core
Post-October capital losses[2]	$—
Late-year ordinary losses[3]	7,466
[2]	Capital losses incurred from November 1,2016 through September 30, 2017, the Funds’ last tax year end.
[3]	Ordinary losses incurred from January 1, 2017 through September 30, 2017 and/or specified losses incurred from November 1, 2016 through September 30, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (Unaudited) (continued)

The annual fund-Level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony International Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
For the first $125 million	0.5500%	0.5500%	0.6500%
For the next $125 million	0.5375	0.5375	0.6375
For the next $250 million	0.5250	0.5250	0.6250
For the next $500 million	0.5125	0.5125	0.6125
For the next $1 billion	0.5000	0.5000	0.6000
For the next $3 billion	0.4750	0.4750	0.5750
For the next $2.5 billion	0.4500	0.4500	0.5500
For the next $2.5 billion	0.4375	0.4375	0.5375
For net assets over $10 billion	0.4250	0.4250	0.5250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2018, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Symphony International Equity	0.1595%
Symphony Mid-Cap Core	0.2000%
Symphony Small Cap Core	0.1595%

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The temporary expense limitations may be terminated or modified prior to the expiration date only with the approval of the Board of the Funds. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony International Equity	0.99%	July 31, 2019	1.38%
Symphony Mid-Cap Core	0.93%	July 31, 2019	1.40%
Symphony Small Cap Core	1.09%	July 31, 2019	N/A

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony International Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Sales charges collected	$17,061	$888	$7,136
Paid to financial intermediaries	15,393	772	6,357

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony International Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Commission advances	$861	$263	$135

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony International Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
12b-1 fees retained	$98	$786	$313

The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony International Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
CDSC retained	$8	$—	$116

As of March 31, 2018, Nuveen owned shares of the following Funds as follows:

	Symphony International Equity	Symphony Small Cap Core
Class A Shares	—	2,500
Class C Shares	—	2,500
Class R3 Shares	3,058	—
Class I Shares	—	45,000

As of March 31, 2018, TIAA owned shares of the following Fund as follows:

Symphony Small Cap Core
Class I Shares	1,121,076

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

Notes to Financial Statements (Unaudited) (continued)

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Fund Liquidations

As previously noted in Note 1 — General Information and Significant Accounting Policies, Fund Liquidations, the Funds liquidated after the close of business on May 11, 2018.

Additional Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management, LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 8530 Boston, MA 02266-8530 (8oo) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Lipper International Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Multi-Cap Core Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Core Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Index: An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market, which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-SYMPH2-0318P 491841-INV-B-05/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: June 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: June 7, 2018

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 7, 2018